AMENDED AND RESTATED STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN Effective as of January 1, 2014 Exhibit 10.2

-i- TABLE OF CONTENTS ARTICLE I Name, Purpose and Definitions .................................................................................. 1 1.1 Name and Effective Date. ................................................................................................ 1 1.2 Status of Plan ................................................................................................................... 1 1.3 Definitions........................................................................................................................ 1 ARTICLE II Participation And Vesting ......................................................................................... 3 2.1 Eligibility to Participate ................................................................................................... 3 2.2 Vesting Date..................................................................................................................... 3 2.3 Termination of Participation ............................................................................................ 3 ARTICLE III Awards and Distribution .......................................................................................... 3 3.1 Awards; Award Provisions .............................................................................................. 3 3.2 Accounts; Notional Tracking Options ............................................................................. 3 3.3 Form of Payment.............................................................................................................. 4 3.4 Timing of Payment .......................................................................................................... 4 3.5 Treatment of Awards following Separation of Service ................................................... 4 3.6 Forfeiture of Awards ........................................................................................................ 5 3.7 Special Rules .................................................................................................................... 5 3.8 Rehire ............................................................................................................................... 5 3.9 Certain Tax Matters. . ..................................................................................................... 5 3.10 Distribution of Taxable Amounts .................................................................................... 6 ARTICLE IV Administration of Plan ............................................................................................. 6 4.1 Plan Administrator ........................................................................................................... 6 4.2 Outside Services............................................................................................................... 7 4.3 Indemnification ................................................................................................................ 7 ARTICLE V Amendment, Modification and Termination............................................................. 7 5.1 Amendment; Termination ................................................................................................ 7 ARTICLE VI Miscellaneous Provisions ........................................................................................ 7 6.1 Source of Payments.......................................................................................................... 7 6.2 No Warranties; No Liability ............................................................................................ 8 6.3 Inalienability of Benefits.................................................................................................. 8 6.4 Reclassification of Employment Status ........................................................................... 8 6.5 Application of Local Law.. .............................................................................................. 8 6.6 Expenses. ......................................................................................................................... 8 6.7 No Right of Employment ................................................................................................. 9 6.8 Headings .......................................................................................................................... 9 6.9 Construction ..................................................................................................................... 9

1 ARTICLE I Name, Purpose and Definitions 1.1 Name and Effective Date. The Plan sets forth the terms of the Amended and Restated State Street Corporation Supplemental Cash Incentive Plan effective January 1, 2014. All benefits under the Plan shall be subject to the terms and conditions of this Plan document. 1.2 Status of Plan. The Plan has been established for the purpose of rewarding, retaining and motivating Participants for services and performance during the period from the date of grant of an Award to the date of vest of an Award. The Plan is intended to be a bonus plan which is not subject to ERISA. The provisions of the Plan are intended to comply with the requirements applicable to a “nonqualified deferred compensation plan” under Code section 409A and the regulations thereunder and shall be interpreted and administered consistent with that intent. 1.3 Definitions. When used herein, the following words shall have the meanings indicated below. (a) “Award” means that portion of the cash bonus awarded to an Eligible Employee under the Company’s Incentive Compensation Plan, or any other cash award to an Eligible Employee, that the Plan Administrator determines, in its discretion, is to be paid in accordance with the terms of this Plan. (b) “Award Agreement” means the document established pursuant to Section 3.1(b). (c) “Beneficiary” means the person or persons designated by the Participant in writing, subject to such rules as the Plan Administrator may prescribe, to receive benefits under the Plan in the event of the Participant’s death. In the absence of an effective designation at the time of the Participant’s death, the Participant’s Beneficiary shall be his or her surviving spouse or domestic partner as determined by the Plan Administrator in its discretion in accordance with its policies, or, if the Participant has no surviving spouse or domestic partner, then the Participant’s estate. (d) “Code” means the Internal Revenue Code of 1986, as amended, and its implementing regulations from time to time. (e) “Company” means State Street Corporation, its subsidiaries and affiliates as determined by the Plan Administrator in its sole discretion. (f) “Committee” means the Executive Compensation Committee of the Board of Directors of State Street Corporation. (g) “Disabled” means, for any Participant, that the Participant, as determined in the sole discretion of the Plan Administrator: is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

2 is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 6 months under an accident and health plan covering employees of the Employer. (h) “EIP” means the 2006 Equity Incentive Plan, as may be amended and in effect from time to time, or successor equity incentive plan of the Company (i) “Eligible Employee” means any employee of an Employer. (j) “Employer” means any or all, as the context requires in order to refer to the employing entity of a Participant, of State Street Corporation and any other entity (or branch) that would be treated as a member of the same controlled group of corporations, or as trades or business under common control, with State Street Corporation, under Code sections 414(b) and (c). (k) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and its implementing regulations from time to time. (l) “Incentive Compensation Plan” means the annual incentive compensation plan under which an Eligible Employee receives a cash award, currently either the Incentive Compensation Plan or the Senior Executive Annual Incentive Plan. (m) “Participant” means an Eligible Employee who has an unpaid Award under the Plan. (n) “Plan” means this Amended and Restated State Street Corporation Supplemental Cash Incentive Plan, as from time to time amended and in effect. (o) “Plan Administrator” means the Plan Administrator appointed pursuant to Section 4.1. (p) “Release of Claims” means contractual documentation releasing the Company and the Employer, to the maximum extent permitted by applicable law, from all contractual and statutory claims a Participant has, or may have, in connection with his or her employment, engagement or termination thereof. (q) “Retirement Eligible” means an Eligible Employee is age 55 or older and has completed five (5) or more years of service with the Company. For this purpose, years of service shall be determined using Company records in a consistent manner by the Plan Administrator in its sole discretion. (r) “Restrictive Covenant” means any confidentiality, non-solicitation, non- competition, non-disparagement, post-employment cooperation or notice provision that the Participant agrees to or has agreed to with the Employer, including but not limited to the restrictions contained in the Award Agreement, any employment agreement or offer letter, equity award agreement, change in control employment agreement or required as a condition to entitlement to payment under any executive supplemental retirement plan. (s) “Separation from Service” means a separation from service, within the meaning of Treas. Regs. §1.409A-1(h), with all Employers that would be treated as a single

3 employer with State Street Corporation under the first sentence of Treas. Regs. §1.409A-1(h)(3). (t) “Vest,” “vesting,” and terms of similar import refer to the Participant’s right to payment under an Award becoming non-forfeitable. (u) “Written” “in writing” and similar terms. To the extent permitted by the Plan Administrator, the terms “written,” “in writing,” and terms of similar import shall include communications by electronic media. ARTICLE II Participation And Vesting 2.1 Eligibility to Participate. An Eligible Employee shall become a Participant when issued an Award payable under the terms of this Plan. 2.2 Vesting Date. Each Award shall vest as specified in the Award Agreement or accompanying statement at the time of the issuance of the Award. 2.3 Termination of Participation. Participation in the Plan shall end when all Awards issued to a Participant are either distributed or forfeited consistent with the terms of this Plan. ARTICLE III Awards and Distribution 3.1 Awards; Award Provisions. (a) Awards shall be issued to Eligible Employees (other than executive officers of the Company) as determined by the Committee or the Plan Administrator in its sole discretion. Awards may be issued to Eligible Employees who are executive officers of the Company by the Committee in its sole discretion. (b) The Plan Administrator will determine the terms of all Awards, subject to the limitations set forth herein, including without limitation the time or times at which an Award will vest. Without limiting the foregoing, the Plan Administrator may at any time accelerate the vesting of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Plan Administrator will document each Award with a written agreement that may set forth specific terms applicable to the Award, including without limitation forfeiture conditions in addition to those specified in Section 3.6, performance criteria, notional tracking designations as described in Section 3.2 and such other provisions, as may determined by the Plan Administrator in its sole discretion. 3.2 Accounts; Notional Tracking Options. The Plan Administrator shall establish for each Participant a bookkeeping account together with such sub-accounts as the Plan Administrator may determine are needed or appropriate to reflect interest provided for in the Participant’s Award and/or adjustments for notional (hypothetical) investment

4 experience as described in this Section 3.2. The Plan Administrator may in its discretion designate for purposes of the Plan one or more funds (each, a “tracking fund”) and may allocate the amount of each Award made under the Plan in whole or in part among such tracking funds. The Plan Administrator may also provide a Participant with the discretion to elect to allocate the amount of any Award made under the Plan in whole or in part among such tracking funds. In the absence of an affirmative allocation by a Participant, the Plan Administrator may designate a default tracking fund and allocate the amount of any Award made under the Plan in whole or in part to such tracking fund. Amounts allocated under the Plan to a tracking fund shall be treated as though notionally invested in that tracking fund. The Plan Administrator shall periodically adjust Participant accounts to reflect increases or decreases attributable to these notional investments. The Plan Administrator shall adjust accounts to reflect the notional reinvestment of an amount equivalent to any cash dividends or other cash distributions from a tracking fund. The Plan Administrator may at any time and from time to time eliminate or add tracking funds or substitute a new fund for an existing tracking fund, including with respect to balances already notionally invested under the Plan. The Plan Administrator may, but need not, direct the purchase of securities or other investments with characteristics similar to the tracking funds, but any such securities or other investments shall remain part of the Company’s general assets unless held in a trust described in Section 6.1 in a manner not inconsistent with the requirements of Section 409A(b) of the Code. By his or her acceptance of an Award under the Plan, a Participant agrees, on his or her behalf and on behalf of his or her Beneficiaries, that none of the Company, any Employer, the Committee, the Plan Administrator, or any of their delegates, agents or representatives, shall be liable for any losses or damages of any kind relating to the allocation of an Award to any tracking fund or funds under the Plan. 3.3 Form of Payment. All payments under this Plan will be made in cash out of the Company’s general corporate assets. 3.4 Timing of Payment. The amount of any payment due under an Award shall be determined on the vesting date of such payment and, subject to satisfaction of all conditions of this Plan and the Award Agreement, shall be made to the Participant as soon as administratively feasible following the vesting date, but in no event later than 30 days following the vesting date. 3.5 Treatment of Awards following Separation of Service. Following Separation from Service: (a) A Participant shall continue to vest in any outstanding Award, subject to Section 3.6, if such Participant: is Retirement Eligible at the time of the Separation from Service; or is involuntarily terminated for reasons other than gross misconduct as determined by the Plan Administrator in its sole discretion and the Participant executes a Release of Claims in a form satisfactory to the Plan Administrator. (b) Upon the Participant’s death or becoming Disabled, the Participant shall vest in accordance with Section 3.7.

5 (c) Except as provided otherwise in Section 3.7, vesting post-separation, where applicable, shall continue in accordance with the vesting schedule specified at the time of the issuance of the Award. 3.6 Forfeiture of Awards. A Participant shall forfeit all Awards and all amounts due under any Awards if: (a) He or she has a Separation from Service which meets the terms of Section 3.5 but fails to comply with any Restrictive Covenant without the prior written consent of the Plan Administrator; (b) He or she has a Separation from Service on a voluntary basis (other than for Good Reason on or prior to the first anniversary of a Change in Control, each as defined in the EIP) and is not Retirement Eligible; or (c) He or she has a Separation from Service by the Employer and such Separation from Service is classified as being for gross misconduct as determined by the Employer in its sole discretion (even if the Participant is Retirement Eligible at the time of such Separation from Service for gross misconduct). 3.7 Special Rules. (a) Payments on account of Disability. If the Participant is determined to be Disabled, the Award shall become vested in full and the balance of a Participant’s Award, if any, shall be distributed in a single lump sum cash payment to the Participant or the Participant’s Beneficiary or Beneficiaries as soon as practical following the date on which the Participant becomes Disabled but in no event later than 30 days following such date. (b) Payment upon death. Following a Participant’s death, the Award shall become vested in full and the balance of a Participant’s Award, if any, shall be distributed in a single lump sum cash payment to the Participant’s Beneficiary or Beneficiaries as soon as practical following the date of the Participant’s death but in no event later than 30 days following such date. (c) Payment upon a change in control of State Street Corporation. If, on or prior to the first anniversary of the consummation of the Change in Control (as defined in the EIP), the Participant’s employment with the Company is terminated for Good Reason (as defined in the EIP) by the Participant or is terminated without Cause (as defined in the EIP) by the Company, any Award awarded on or after February 20, 2014 shall become fully vested on the date of such termination and the balance of the Award, if any, shall be distributed in a single lump sum payment to the Participant as soon as practical following the date of such termination but in no event later than 30 days following such date. For purposes of this Section 3.7(c), termination of employment shall mean a “separation from service” as determined in accordance with Treasury Regulation Section 1.409A-1(h). 3.8 Rehire. No Award that was forfeited shall be reinstated in the event a Participant who has a Separation from Service is subsequently rehired. 3.9 Certain Tax Matters. All payments under the Plan shall be subject to reduction for applicable tax and other legally or contractually required withholdings. The distribution

6 of any vested portion of an Award subject to Section 409A of the Code will not be accelerated or deferred unless specifically permitted or required under Section 409A of the Code. Solely to the extent that a distribution in connection with an Award subject to Section 409A of the Code would be paid pursuant to the terms of this Plan or any Award on account of the Participant’s “Separation from Service” as defined under Section 409A of the Code and the Participant is a “specified employee” as defined under Section 409A, any distribution that otherwise would be paid during the six-month period following such separation from service shall be delayed until the date that is six months and one day after such “Separation from Service.” Any remaining distributions that otherwise would be paid after such six-month period shall be paid at the time set forth in this Plan or any Award. It is intended that each installment of the payments provided under the Plan is a separate “payment” for purposes of Section 409A. In any event, State Street Corporation makes no representations or warranty and will have no liability to any Participant or any other person if any provisions of or payments under this Plan are determined to constitute deferred compensation subject to Section 409A but not to satisfy the conditions of that section. 3.10 Distribution of Taxable Amounts. Notwithstanding the foregoing, if any portion of a Participant’s Award is determined by the Plan Administrator to be includible, by reason of Section 409A of the Code, in a Participant’s or Beneficiary’s income, such portion shall be paid by the Employer (or by the Employers, on an allocated basis determined by the Plan Administrator) to such Participant or Beneficiary. ARTICLE IV Administration of Plan 4.1 Plan Administrator. Except with respect to any authority the Committee retains for itself to act as Plan Administrator with respect to some or all of the Participants and/or some or all of the provisions of the Plan and except as the Committee may otherwise determine, the Plan Administrator shall be either or both of (i) the Executive Vice President-Chief Human Resources and Citizenship Officer as from time to time in office, and his or her delegates, and (ii) the Senior Vice President-Head of Global Total Rewards. The Plan Administrator shall have complete discretionary authority to interpret the Plan and to decide all matters under the Plan, including decisions regarding any claim for benefits under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. However, no individual acting, directly or by delegation, as the Plan Administrator may determine his or her own rights or entitlements under the Plan. The Plan Administrator shall establish such rules and procedures, maintain such records and prepare such reports as it considers necessary or appropriate to carry out the purposes of the Plan. The Plan Administrator may delegate to such employees or other persons as it determines such of its duties or responsibilities as it deems appropriate.

7 4.2 Outside Services. The Plan Administrator may engage counsel and such clerical, financial, investment, accounting, and other specialized services as the Plan Administrator may deem necessary or appropriate in the administration of the Plan. The Plan Administrator shall be entitled to rely upon any opinions, reports, or other advice furnished by counsel or other specialists engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or omission made in good faith. 4.3 Indemnification. To the extent permitted by law and not prohibited by its charter and by- laws, State Street Corporation will indemnify and hold harmless every person serving (directly or by delegation) as Plan Administrator and the estate of such an individual if he or she is deceased from and against all claims, loss, damages, liability and reasonable costs and expenses incurred in carrying out his or her responsibilities as Plan Administrator, unless due to the gross negligence, bad faith or willful misconduct of such individual; provided, that counsel fees and amounts paid in settlement must be approved by State Street Corporation; and further provided, that this Section 4.3 will not apply to any claims, loss, damages, liability or costs and expenses which are covered by a liability insurance policy maintained by State Street Corporation or by the individual. The provisions of the preceding sentence shall not apply to any corporate trustee, insurance company, investment manager or outside service provider (or to any employee of any of the foregoing) unless the Company otherwise specifies in writing. ARTICLE V Amendment, Modification and Termination 5.1 Amendment; Termination. By action of the Committee or its delegate, the Company reserves the absolute right at any time and from time to time to amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan; provided that any distributions upon a termination and liquidation of the Plan shall be done in accordance with the requirements of Treas. Regs. § 1.409A-3(j)(4)(ix); provided, further, that except as otherwise expressly provided in the Plan, the Committee may not, without the Participant’s consent, alter the terms of an outstanding Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Committee expressly reserved the right to do so at the time of the Award. In addition, subject to the other provisions of this Section 5.1, the Plan Administrator shall have the authority at any time and from time to time to make amendments to the Plan or outstanding Awards (in general or with respect to one or more individual Participants or Beneficiaries) that do not materially increase the financial obligations of the Company. ARTICLE VI Miscellaneous Provisions 6.1 Source of Payments. All payments hereunder to Participants and their Beneficiaries shall be paid from the general assets of the Company, including for this purpose, if the Company in its sole discretion so determines, assets of one or more trusts established to assist in the payment of benefits hereunder. Any trust established pursuant to the preceding sentence shall provide that trust assets remain subject to the Company’s

8 general creditors in the event of insolvency or bankruptcy and shall otherwise contain such terms as are necessary to ensure that they do not constitute a “funding” of the Plan for purposes of the Code. 6.2 No Warranties; No Liability. Neither the Plan Administrator nor any Employer warrants or represents in any way that the value of a Participant’s Award will increase or not decrease. No individual acting as a director, officer, employee or agent of the Company will be liable to a Participant, Beneficiary or any other person for any action, including any Award forfeiture or discretionary action taken pursuant to this Plan, an Award Agreement or any related implementing policy or procedure of the Company. 6.3 Inalienability of Benefits. Except as required by law, no benefit under, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. 6.4 Reclassification of Employment Status. Notwithstanding anything herein to the contrary, an individual who is not characterized or treated as a common law employee by an Employer shall not be eligible to participate in the Plan notwithstanding any determination of employee status by the Internal Revenue Service, a court of competent jurisdiction or otherwise. 6.5 Application of Local Law. Participation in the Plan and the issuance and payment of any Award under the Plan shall be subject to any special terms and conditions for the Participant’s country of residence (and country of employment, if different), as may be set forth in an addendum to an Award Agreement or otherwise in writing. The Plan Administrator reserves the right to impose other requirements on participation in the Plan, to the extent the Plan Administrator, in its sole discretion, determines that such other requirements are necessary or advisable in order to comply with local law. To the extent a court or tribunal of competent jurisdiction determines that any provision of the Plan is invalid or unenforceable, in whole or in part, the Plan Administrator, in its sole discretion, shall have the power and authority to revise or strike such provision to the extent necessary to make it and the other provisions of the Plan valid and enforceable to the full extent permitted under local law. In the case of a Participant who is a local national of and employed in a country that is a member of the European Union, the grant of the Award and the terms and conditions governing the Award are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent a court or tribunal of competent jurisdiction determines that any provision of the Award is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make the provision and the Award valid and enforceable to the full extent permitted under local law. 6.6 Expenses. The Employer shall pay all costs and expenses incurred in operating and administering the Plan.

9 6.7 No Right of Employment. Nothing contained herein, or any action taken under the provisions hereof, shall be construed as giving any Participant the right to be retained in the employ of an Employer. 6.8 Headings. The headings of the sections in the Plan are placed herein for convenience of reference, and, in the case of any conflict, the text of the Plan, rather than such heading, shall control. 6.9 Construction. The Plan shall be construed, regulated, and administered in accordance with the laws of the Commonwealth of Massachusetts and applicable federal laws. IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on the 20th day of February, 2014. STATE STREET CORPORATION By: /s/ Alison Quirk . Executive Vice President – Chief Human Resources and Citizenship Officer

FIRST AMENDMENT TO THE STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN (Effective January 1, 2014) Pursuant to Section 5.1 of the State Street Corporation Supplemental Cash Incentive Plan (the “Plan”), State Street Corporation, acting through the undersigned, its authorized delegate, hereby amends the Plan as follows, effective January 1, 2018: Subparagraph (r) “Restrictive Covenant” of Section 1.3 Definitions is replaced in its entirety with the following: “Restrictive Covenant” means any confidentiality, assignment and disclosure, non- solicitation, non-competition, non-disparagement, post-employment cooperation or notice provision that the Participant agrees to or has agreed to with the Employer, including but not limited to the restrictions contained in the Award Agreement, any employment agreement or offer letter, equity award agreement, change in control employment agreement or required as a condition to entitlement to payment under any executive supplemental retirement plan. Section 6.3 of the Plan, Inalienability of Benefits, is replaced in its entirety with the following: “Transferability of Awards. No benefit under, or interest in, the Plan shall be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a court issued domestic relations order; provided, however, that, except with respect to a benefit or interest subject to Section 409A, the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 6.3 shall be deemed to restrict a transfer to the Company.” IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 6th day of February, 2018. STATE STREET CORPORATION By: _/s/ Kathryn M. Horgan_________ Title: _EVP, Chief Human Resources and Citizenship Officer______

SECOND AMENDMENT TO THE STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN (Plan Effective January 1, 2014) Pursuant to Section 5.1 of the State Street Corporation Supplemental Cash Incentive Plan (the “Plan”), State Street Corporation, acting through the undersigned, its authorized delegate, hereby amends the Plan as follows, effective January 1, 2019: Subparagraph (i) “Eligible Employee” of Section 1.3 Definitions is clarified by replacing it in its entirety as follows: “Eligible Employee” means (i) any employee of an Employer (including an officer or director who is also an employee) and (ii) any individual (a) who is no longer an employee of an Employer due to retirement or otherwise, (b) who the Plan Administrator determines, in its discretion, is eligible to receive a cash bonus or other compensation earned while in the employment of an Employer, and (c) whose cash bonus or other compensation the Plan Administrator determines, in its discretion, be paid, in whole or in part, in the form of an Award under this Plan. IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 19th day of February, 2019. STATE STREET CORPORATION By: _/s/ Kathryn M. Horgan_________ Title: _EVP, Chief Human Resources and Citizenship Officer______

1 AMENDED AND RESTATED STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN 2026 Deferred Value Award Agreement Subject to your acceptance of the terms set forth in this agreement and the addenda attached hereto (“Agreement”), your Employer has awarded you, under the Amended and Restated State Street Corporation Supplemental Cash Incentive Plan (“Plan”), and pursuant to this Agreement and the terms set forth herein, a contingent right to receive cash payments (“Award”) as set forth in the statement pertaining to this Award (“Statement”) on the website (“Website”) maintained by Fidelity Stock Plan Services LLC, an independent service provider based in the United States, or another party designated by the Company (“Award Administrator”). The Plan has been established for the purpose of rewarding, retaining and motivating employees for services and performance during the period from the grant of the Award to the date of the vesting of the Award. In addition to this Award, you may have received a cash bonus from your Employer under State Street Corporation’s (“Company”) annual incentive plan applicable to you for the 2025 performance year that was paid or is payable in immediate cash in the first quarter of 2026 (“Immediate Cash Payment”). As set forth below, certain terms and conditions of this Agreement apply to both this Award and your Immediate Cash Payment, if any. The terms of your Award are as follows: 1. Grant of Award. To be entitled to any payment under this Award, you must accept your Award and in so doing agree to comply with the terms and conditions of this Agreement and the applicable provisions of the addendum outlined in Appendix A (“Countries Addendum,” which is incorporated into, and forms a material and integral part of, this Agreement). You may consider this Agreement for up to thirty (30) days from the date it was first made available to you on the Website. Failure to accept this Award within thirty (30) days following the posting of this Agreement on the Website will result in forfeiture of this Award. Copies of the Plan are located on the Website for your reference. Your acceptance of this Award constitutes your acknowledgement that you have read and understood this Agreement, the Plan, and any associated materials. The provisions of the Plan are incorporated herein by reference, and all terms used herein shall have the meaning given to them in the Plan, except as otherwise expressly provided herein. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. As used herein, “State Street” means State Street Corporation, or the Company, and each Subsidiary. “Subsidiary” means State Street Corporation’s subsidiaries and affiliates as determined by the Company in its sole discretion. “Employer” means the Subsidiary that employs you, or which last employed you, following the termination of your employment. By accepting this Award, you and the Company agree that any claim arising out of this Award by the Company pursuant to this Award may only be brought in the federal or state courts of the Commonwealth of Massachusetts, regardless of where or whether you are employed by the Company or a Subsidiary. You consent to personal jurisdiction in such courts for any such claim, consent to service of process by any means allowed by such courts or applicable law and waive any arguments that such courts are not an appropriate or convenient forum. This Award and Immediate Cash Payment are subject to any forfeiture, compensation recovery or similar requirements set forth in this Agreement, as well as any other forfeiture, compensation

2 recovery or similar requirements under applicable law and related implementing regulations and guidance, and to other forfeiture, compensation recovery or similar requirements under plans, policies and practices of the Company or its relevant Subsidiaries in effect from time to time, including those set forth in your offer letter, employment or service agreement and in the State Street Corporation Compensation Recovery Policy. Your rights to receive and retain any cash under this Award are conditioned on the full satisfaction of all conditions to delivery and the lapse of all forfeiture, compensation recovery, and similar requirements. In the event pursuant to this Agreement or pursuant to any applicable law or related implementing regulations or guidance, or pursuant to any Company or its relevant Subsidiaries’ plans, policies or practices, the Committee or State Street is required or permitted to reduce, forfeit or cancel any amount remaining to be paid, or to recover any amount previously paid, with respect to this Award or the Immediate Cash Payment, or to otherwise impose or apply restrictions on this Award, it shall, in its sole discretion, be authorized to do so. By accepting this Award, you consent to making payment to your Employer in the event of a compensation recovery determination by the Committee or State Street. 2. General Circumstances of Forfeiture. (a) You will immediately forfeit any and all rights to any amount remaining to be paid in respect of this Award in the event: (i) you cease to be employed by the Company and its Subsidiaries due to Circumstances of Forfeiture; (ii) the Company, in its sole discretion, determines that circumstances prior to the date on which you ceased to be employed by the Company and its Subsidiaries for any reason constituted grounds for an involuntary termination constituting Circumstances of Forfeiture; or (iii) you fail to comply with the terms of this Agreement or the terms of any other Restrictive Covenant you agree to or have agreed to with the Company or any Subsidiary or the terms of any agreement containing a condition precedent to your entry into or right to receive shares under this Agreement. (b) If your employment terminates by reason of Retirement or Disability any reason other than for Circumstances of Forfeiture, then unless accelerated pursuant to the terms of the Plan, then your right to receive payments hereunder shall continue to vest in accordance with the vesting schedule detailed in your Statement, subject to the terms and conditions of this Agreement. (c) For purposes hereof: (i) “Circumstances of Forfeiture” means the termination of your employment with the Company and its Subsidiaries either (A) voluntarily (other than (x) by reason of Retirement or (y) for Good Reason on or prior to the first anniversary of a Change in Control) or (B) involuntarily for reasons determined by the Company or the relevant Subsidiary in its sole discretion to constitute “gross misconduct” (including while you are Retirement eligible). (ii) “Disability” means, in the Company’s sole discretion, that: (a) you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in your death or can be expected to last for a continuous period of not less than twelve (12) months; or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in your death or can be expected to last for a continuous period of not less than twelve (12) months, you are receiving income replacement benefits for a period

3 of not less than six (6) months under an accident and health plan covering employees of the Employer. (iii) “Restrictive Covenant” means any confidentiality, non-solicitation, non- competition, non-disparagement, post-employment cooperation or notice period provision that you agree to or had agreed to with the Company or any Subsidiary, including but not limited to the restrictions contained in this Agreement, any offer letter, employment or service agreement, including letters amending the employment or service agreement, promotion letters, deferred compensation award agreements of any type, or change in control employment agreements, or applicable restrictions required as a condition to entitlement to payment under any executive supplemental retirement plan. (iv) “Retirement” means your attainment of age fifty-five (55) and completion of five (5) years of continuous service with the Company and its Subsidiaries. (d) The grant of this Award and the terms and conditions governing this Award are intended to comply with the age discrimination provisions of the European Union Equal Treatment Framework Directive, as implemented into local law, including for avoidance of doubt in the UK, the Equality Act of 2010 (the “Age Discrimination Legislation”). To the extent a court or tribunal of competent jurisdiction determines that any provision of this Award is invalid or unenforceable, in whole or in part, under the Age Discrimination Legislation, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under applicable local law. (e) This Section 2 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 3. Material Risk Taker Malus-Based Forfeiture. In the event you hold a title of Executive Vice President or higher during the calendar year in which this Award is made, or you hold the status of “material risk taker” at the time this Award is made or any time thereafter, you acknowledge and agree that this Award is subject to the provisions of this Section 3. Any amount remaining to be paid in respect of this Award may, in the sole discretion of the Committee, be reduced, forfeited or cancelled, in the event that it is determined by the Committee, in its sole discretion, that your actions, whether discovered during or after your employment with your Employer, exposed the Business to any inappropriate risk or risks (including where you failed to timely identify, analyze, assess or raise concerns about such risk or risks, including in a supervisory capacity, where it was reasonable to expect you to do so), and such exposure has resulted or could reasonably be expected to result in a material loss or losses that are or would be substantial in relation to the revenues, capital and overall risk tolerance of the Business. The “Business” shall mean State Street, or, to the extent you devote substantially all of your business time to a particular business unit (e.g., State Street Investment Services, State Street Investment Management, State Street Markets or State Street Alpha) or business division (e.g., Global Clients Division, Charles River Development or Global Technology Services), then “Business” shall refer to such business unit or business division. This provision applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. For the avoidance of doubt, this Section 3 also applies to you if you hold the status of Singapore Senior Manager and/or Singapore Material Risk Personnel. 4. Identified Staff Malus-Based Forfeiture and Clawback. (a) In the event the Company or any Subsidiary notifies you at any time before or after this Award is made that you have been designated Identified Staff for purposes of a UK (either Prudential Regulation Authority (“PRA”) or Financial Conduct Authority (“FCA”), including those

4 subject to the Investment Firms Prudential Regime) Alternative Fund Managers Directive (“AIFMD”) or Undertakings for Collective Investment in Transferrable Securities (“UCITS”) Remuneration Code, you acknowledge and agree that both this Award and the Immediate Cash Payment are subject to the provisions of this Section 4 for a period of up to seven (7) years, as separately communicated to you, from the date this Award is granted. For those Identified Staff fulfilling a PRA Senior Management Function, the seven (7)-year period may be extended to ten (10) years in certain circumstances where: (i) the Company has commenced an investigation into facts or events which it considers could potentially lead to the application of a clawback under this Section 4 were it not for the expiration of the seven (7)-year period; or (ii) the Company has been notified by a regulatory authority that an investigation has commenced into facts or events which the Company considers could potentially lead to the application of clawback by the Company under this Section 4 were it not for the expiration of the seven (7)-year period. (b) If the Company determines that a UK, AIFMD or UCITS Forfeiture Event has occurred it may elect to reduce, forfeit or cancel all or part of any amount remaining to be paid in respect of this Award (“UK Malus-Based Forfeiture” or “AIFMD or UCITS Malus-Based Forfeiture”). (c) If the Company determines that a UK, AIFMD or UCITS Clawback Event has occurred it may require the repayment by you (or otherwise seek to recover from you) of all or part of the cash delivered to you in respect of this Award or the Immediate Cash Payment. (d) The Company may produce guidelines from time to time in respect of its operation of the provisions of this Section 4. The Company intends to apply such guidelines in deciding whether and when to effect any reduction, forfeiture, cancellation or recovery of compensation but, in the event of any inconsistency between the provisions of this Section 4 and any such guidelines, this Section 4 shall prevail. Such guidelines do not form part of any employee’s contract of employment, and the Company may amend such guidelines and their application at any time. (e) By accepting this Award on the Website, you expressly and explicitly: (i) consent to making the required payment to the Company (or to your Employer on behalf of the Company) upon a UK, AIFMD or UCITS Clawback Event, and (ii) authorize the Company to issue related instructions, on your behalf, to the Award Administrator and any brokerage firm and/or third-party administrator engaged by the Company to administer the Award to re-convey, transfer or otherwise return to the Company any amount paid under the Award. (f) For the purposes of this Section 4: (i) A “UK Forfeiture Event” or a “AIFMD/UCITS Forfeiture Event” means a determination by the Company, in its sole discretion, that (A) there is reasonable evidence of your misbehavior or material error; or (B) the Company, one of its Subsidiaries or a relevant business unit has suffered a material downturn in its financial performance; or (C) the Company, one of its Subsidiaries or a relevant business unit has suffered a material failure of risk management; and (ii) A “UK Clawback Event” or a “AIFMD/UCITS Forfeiture Event” means a determination by the Company, in its sole discretion, that either (A) there is reasonable

5 evidence of your misbehavior or material error or (B) the Company, one of its Subsidiaries or a relevant business unit has suffered a material failure of risk management. (g) This Section 4 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 5. SSBI Affordability Limitations, and Malus-Based Forfeiture and Clawback. (a) Awards issued to State Street Bank International GmbH (“SSBI”) staff may be impacted by the financial situation of the bank and/or regulatory group, as prescribed by regulatory requirements in its applicable version (e.g., the Remuneration Ordinance for Institutions and/or German Banking Act). Awards may also be limited to the extent ordered by the competent supervisory authority according to sec. 45 para. 2 sentence 1, 10, or 11 German Banking Act. Further, entitlement to an Award may lapse if the competent supervisory authority issues a corresponding definitive order according to sec. 45 para. 7 German Banking Act. (b) In the event the Company or any Subsidiary notifies you at any time before or after this Award is made that you have been designated SSBI Identified Staff for purposes of the German Remuneration Ordinance, you acknowledge and agree that the amount of the Immediate Cash Payment plus this Award are subject to forfeiture and clawback for a period from the date the Award is granted until two (2) years from the date that the final tranche of this Award vests. This Award is also subject to forfeiture for a period from the date the Award is granted until the last tranche of this Award vests. A clawback applies if you, as SSBI Identified Staff, (i) contribute significantly to, or are responsible for, conduct that results in significant losses or regulatory sanctions for SSBI, or (ii) are responsible for a serious breach of relevant external or internal rules on good conduct (each of (i) and (ii) constituting a “SSBI Identified Staff Clawback Event”). (c) Section 5 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 6. Executive Committee/Executive Vice President Forfeiture and Clawback. (a) If, at the time the Award is made, you are a member of the State Street Corporation Executive Committee or any successor committee or body (“Executive Committee” or “EC”) or hold the title Executive Vice President (“EVP”) or higher, any amount remaining to be paid in respect of this Award may, in the sole discretion of the Committee, be reduced, forfeited or cancelled, in whole or in part, in the event that it is determined by the Committee, in its sole discretion, that: (i) you engaged in fraud, gross negligence or any misconduct, including in a supervisory capacity, that was materially detrimental to the interests or business reputation of State Street or any of its businesses; or (ii) you engaged in conduct that constituted a violation of State Street policies and procedures or the State Street Standard of Conduct in a manner which either caused or could have caused reputational harm that is material to State Street or placed or could have placed State Street at material legal or financial risk; or (iii) as a result of a material financial restatement by State Street contained in a filing with the U.S. Securities and Exchange Commission (“SEC”), or miscalculation or inaccuracy in the determination of performance metrics, financial results or other criteria used in determining the amount of this Award, you would have received a smaller or no Award hereunder.

6 (b) If, at the time the Award is made, you are a member of the Executive Committee or hold the title EVP or higher, this Award and the Immediate Cash Payment also are subject to compensation recovery as provided herein. Upon the occurrence of either an EC/EVP Clawback Event or an EC/EVP Clawback Breach, the Committee may, in its sole discretion, determine to recover the EC/EVP Clawback Amount, in whole or in part. Following such a determination, you agree to immediately repay such compensation in cash no later than sixty (60) days following such determination. To the extent not prohibited by applicable law and subject to compliance with Section 409A of the Code, if you fail to comply with any requirement to repay compensation under this Section 6, the Committee may determine, in its sole discretion, in addition to any other remedies available to the Company, that you will satisfy your repayment obligation through an offset to any future payments owed by the Company or any of its Subsidiaries to you. (c) For purposes of this Section 6: (i) “EC/EVP Clawback Event” means a determination by the Committee, in its sole discretion, within three (3) years (within one (1) year for an EVP) after the date of grant of this Award: (A) with respect to any event or series of related events that you engaged in fraud or willful misconduct, including in a supervisory capacity, that resulted in financial or reputational harm that is material to State Street and resulted in the termination of your employment by the Company and its Subsidiaries (or, following a cessation of your employment for any other reason, such circumstances constituting grounds for termination are determined applicable); or (B) a material financial restatement or miscalculation or inaccuracy in financial results, performance metrics, or other criteria used in determining this Award by State Street occurred. For the avoidance of doubt and as applicable, an EC/EVP Clawback Event includes any determination by the Committee that is based on circumstances prior to the date on which you cease to be employed by the Company and its Subsidiaries for any reason, even if the determination by the Committee occurs after such cessation of employment. (ii) “EC/EVP Clawback Breach” means a determination by the Committee, in its sole discretion, that you failed to comply with the terms of any covenant not to compete entered into by you with the Company or any Subsidiary, whether in the Countries Addendum attached to this Award or in any other agreement. (iii) “EC/EVP Clawback Amount” means: (A) with respect to an EC/EVP Clawback Event described in Section 6(c)(i)(A), the amount of the Immediate Cash Payment plus the amount of the cash payments, if any, that were delivered to you under this Award by the Company during the period of three (3) years (one (1) year for an EVP) immediately prior to such EC/EVP Clawback Event; (B) with respect to an EC/EVP Clawback Event described in Section 61(c)(i)(B), the amount of the Immediate Cash Payment plus the amount of the cash payments, if any, that were delivered to you under this Award by the Company (x) during the period of three (3) years (one (1) year for an EVP) immediately prior to an associated date designated by the Committee and (y) that represents an amount that, in the sole discretion of the Committee, exceeds the

7 amount you would have been awarded as the Immediate Cash Payment and under this Award had the financial statements or other applicable records of State Street been accurate; or (C) with respect to an EC/EVP Clawback Breach described in Section 1(c)(ii), the amount of the Immediate Cash Payment plus the amount of the cash payments, if any, that were delivered to you under this Award by the Company after the earlier to occur of the date your employment terminated or the date your failure to comply with the applicable covenant(s) not to compete commenced, as determined by the Committee in its sole discretion; and (D) in each case, reduced, by taking into account any portion of Immediate Cash Payment and/or this Award that was previously recovered by the Company under this Section 6 to avoid a greater than one hundred percent (100%) recovery. (d) In connection with any EC/EVP Clawback Event or EC/EVP Clawback Breach, to the extent not prohibited by applicable law and subject to Section 20 (if applicable), if you fail to comply with any requirement to repay compensation under Section 1(b), the Committee may determine, in its sole discretion, in addition to any other remedies available to the Company, that you will satisfy your repayment obligation through an offset to any future payments owed by the Company or any of its Subsidiaries to you. Further, you expressly and explicitly authorize the Company to issue instructions, on your behalf, to any brokerage firm or third-party administrator engaged by the Company to hold your awards granted under the Plan (or any other amounts acquired pursuant to the Plan) to re-convey, transfer or otherwise return such amounts to the Company. (e) This Section 6 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 7. Confidentiality. (a) You acknowledge that, during the course of or as a result of your employment, you have access to Confidential Information which is not generally known or made available to the general public and that such Confidential Information is the property of the Company, its Subsidiaries or its or their licensors, suppliers or customers. You acknowledge that any unauthorized use or disclosure of Confidential Information may cause damage to the Company, its Subsidiaries or its or their licensors, suppliers or customers. Subject to Section 0, below, you agree specifically as follows, in each case whether during your employment or following the termination thereof: (i) You will always preserve as confidential all Confidential Information, and will never use it for your own benefit or for the benefit of others; this includes, but is not limited to, that you will not use the knowledge of activities or positions in clients’ securities portfolio accounts or cash accounts for your own personal gain or for the gain of others. (ii) You will not disclose, divulge, or communicate Confidential Information to any unauthorized person, business or corporation during or after the termination of your employment with the Company and its Subsidiaries. You will use your best efforts and exercise due diligence to protect, to not disclose and to keep as confidential all Confidential Information. (iii) You will not transmit Confidential Information outside of State Street’s electronic systems except as required for the proper performance of your duties to State Street.

8 (iv) You will not initiate or facilitate any unauthorized attempts to intercept data in transmission or attempt entry into data systems or files. You will not intentionally affect the integrity of any data or systems of the Company or any of its Subsidiaries through the introduction of unauthorized code or data, or through unauthorized deletion or addition. You will abide by all applicable policies concerning the protection of data at State Street. (v) Upon the earlier of request or termination of employment, you agree to return to the Company or the relevant Subsidiaries, or if so directed by the Company or the relevant Subsidiaries, destroy any and all copies of materials in your possession containing Confidential Information. (b) The terms of Section 1(a) of this Agreement do not apply to any information which is previously known to you without an obligation of confidence or without breach of this Agreement, is publicly disclosed (other than by a violation by you of the terms of this Agreement) either prior to or subsequent to your receipt of such information, or is rightfully received by you from a third party without obligation of confidence and other than in relation to your employment with the Company or any of its Subsidiaries. (c) As set forth in more detail in Section 0, State Street recognizes that certain disclosures of Confidential Information to appropriate government authorities or other designated persons are protected by “whistleblower” and other laws. Nothing in this Agreement is intended to or should be understood or construed to prohibit or otherwise discourage such disclosures. State Street will not tolerate any discipline or other retaliation against employees who properly make such legally-protected disclosures. See Section 0 for more information. (d) Nothing in this Agreement prevents you from (i) reporting in good faith an offense to a law enforcement agency; or (ii) cooperating in good faith with a criminal investigation or prosecution. (e) For purposes of this Agreement, “Confidential Information” includes but is not limited to all trade secrets, trade knowledge, systems, software, code, data documentation, files, formulas, processes, programs, training aids, printed materials, methods, books, records, client files, policies and procedures, client and prospect lists, employee data and other information (whether in written, oral, visual or electronic form and wherever located) relating to the operations of the Company or any of its Subsidiaries and to its or any of their customers, and any and all discoveries, inventions or improvements thereof made or conceived by you or others for the Company or any of its Subsidiaries whether or not patented or copyrighted, as well as cash and securities account transactions and position records of clients, regardless of whether such information is stamped “confidential.” 8. Assignment and Disclosure. (a) You acknowledge that, by reason of being employed by your Employer, to the extent permitted by law, all works, deliverables, products, methodologies and other work product conceived, created and/or reduced to practice by you, individually or jointly with others, during the period of your employment by your Employer and relating to the Company or any of its Subsidiaries or demonstrably anticipated business, products, activities, research or development of the Company or any of its Subsidiaries or resulting from any work performed by you for the Company or any of its Subsidiaries, including, without limitation, any track record with which you may be associated as an investment manager or fund manager (collectively, “Work Product”), that consists of copyrightable subject matter is "work made for hire" as defined in the Copyright Act of 1976 (17 U.S.C. § 101), and such copyrights are therefore owned, upon creation, exclusively by State Street. To the extent the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to assign, for no additional consideration, all of your rights,

9 title and interest in any Work Product and any intellectual property rights therein to State Street. You hereby waive in favor of State Street any and all artist’s or moral rights (including without limitation, all rights of integrity and attribution) you may have pursuant to any state, federal or foreign laws, rules or regulations in respect of any Work Product and all similar rights thereto. You will not pursue any ownership or other interest in such Work Product, including, without limitation, any intellectual property rights. (b) You will disclose promptly and in writing to the Company or your Employer all Work Product, whether or not patentable or copyrightable. You agree to reasonably cooperate with State Street: (i) to transfer to State Street the Work Product and any intellectual property rights therein; (ii) to obtain or perfect such right; (iii) to execute all papers, at State Street’s expense, that State Street shall deem necessary to apply for and obtain domestic and foreign patents, copyright and other registrations; and (iv) to protect and enforce State Street’s interest in them. (c) These obligations shall continue beyond the period of your employment with respect to inventions or creations conceived or made by you during the period of your employment. 9. Cooperation with State Street. You agree that, during your employment with the Company and its Subsidiaries and following its termination for any reason, you will reasonably cooperate with the Company or the relevant Subsidiary with respect to any matters arising during or related to your employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award or following the termination of your employment). The Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation. 10. Non-Disparagement. Subject to Section 0, below, you agree that during your employment and following the termination thereof you shall not make any false, disparaging, or derogatory statements to any media outlet (including Internet-based chat rooms, message boards, any and all social media, and/or web pages), industry groups, financial institutions, or to any current, former or prospective employees, consultants, clients, or customers of the Company or its Subsidiaries regarding the Company, its Subsidiaries or any of their respective directors, officers, employees, agents, or representatives, or about the business affairs or financial condition of the Company or any of its Subsidiaries. However, nothing in this Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that you have reason to believe is unlawful. 11. Enforcement. You acknowledge and agree that the promises contained in this Agreement are reasonable and necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their Confidential Information, trade secrets and goodwill, and are material and integral to the undertakings of the Company under this

10 Award. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such promises in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond unless otherwise required by law, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled. You further agree that any periods of restriction contained in this Agreement shall be tolled, and shall not run, during any period in which you are in violation of the terms of this Agreement, so that your Employer, the Company and its Subsidiaries shall have the full protection of the periods agreed to herein. Should the Company determine that any portion of this Award are to be forfeited on account of your breach of the provisions of this Agreement, any unvested portion of your Award will cease to vest upon such determination. 12. No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Agreement shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. 13. Relationship to Other Agreements. This Agreement supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. 14. Interpretation of Business Protections. The agreements made by you in this Agreement with regard to non-solicitation, notice period upon resignation, non-competition and post-employment cooperation shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Agreement is a separate, severable and independently enforceable provision that applies concurrently and without reference to the enforcement of any other provision and is not intended to limit the operation, interpretation or severability of any other provision. If any restriction set forth in this Agreement is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. 15. Assignment. Except as provided otherwise herein, this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you.

11 16. Certain Limitations. (a) Nothing in this Agreement prohibits you from reporting possible violations of law or regulation to any governmental, law enforcement, self-regulatory, or regulatory agency or authority or from making other disclosures that are protected under the whistleblower provisions of applicable law or regulation. Moreover, nothing in this Agreement requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any Confidential Information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. (b) You shall not be held criminally or civilly liable under any federal or state trade secret law if you disclose a Company trade secret: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purposes of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (c) You may have a legal obligation to avoid disclosure of materials subject to the bank examiner’s privilege, and/or privileges applicable to information covered by the Bank Secrecy Act (31 U.S.C. §§ 5311-5330) or similar legislation adopted in the jurisdiction in which you are employed, including information that would reveal the existence or contemplated filing of a suspicious activity report, or similar privileges applicable in any jurisdiction. The Company and its Subsidiaries do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information and you are not authorized to waive any privilege that belongs to the Company or any of its Subsidiaries. 17. Payment and Tax Withholding. Payment will be made as soon as feasible on or after the vesting date, and in any event within thirty (30) days following the vesting date. Federal, state and local taxes will be withheld as required by law and the net remaining value will be delivered as USD cash into the default cash fund in your individual Award Administrator account. The default cash fund in your individual Award Administrator account pays interest at prevailing rates and can be sold at any time. 18. Employee Rights. Nothing in this Award shall be construed to guarantee you any right of employment with the Company, your Employer or any Subsidiary or to limit the discretion of any of them to terminate your employment at any time, to the maximum extent permitted under local law. In consideration of the grant of the Award, you acknowledge and agree that you will have no entitlement to compensation or damages in consequence of the termination of your employment (for any reason whatsoever and whether or not in breach of contract or local labor laws), insofar as such entitlement arises or may arise from your ceasing to have rights under or to be entitled to the Award as a result of such termination, or from the loss or diminution in value of the Award. By accepting this Award, you shall be deemed irrevocably to have waived any such claim or entitlement against the Company, your Employer and all Subsidiaries that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim. In the event your employment ends, and you are subsequently

12 rehired by the Company or any Subsidiary, no Award previously forfeited or recovered will be reinstated. 19. Non-Transferability, Etc. This Award shall not be transferable other than (1) by will or the laws of descent and distribution or (2) pursuant to the terms of a court-approved domestic relations order, official marital settlement agreement or other divorce or settlement instrument satisfactory to State Street, in its sole discretion. In the case of transfer pursuant to (2) above, this Award shall remain subject to all the terms and conditions contained in the Plan and this Agreement, including vesting, forfeiture and clawback terms and conditions. Any attempt by you (or in the case of your death, by your Designated Beneficiary) to assign or transfer this Award, either voluntarily or involuntarily, contrary to the provisions hereof, shall be null, void and without effect and shall render this Award itself null and void. 20. Compliance with Section 409A of the Code. (a) The provisions of this Award are intended to be exempt from, or compliant with, Section 409A of the Code, and shall be construed and interpreted consistently therewith. Notwithstanding the foregoing, neither the Company nor any Subsidiary shall have any liability to you or to any other person if this Award is not so exempt or compliant. (b) If and to the extent: (i) any portion of any payment, compensation or other benefit provided to you pursuant to the Plan in connection with your employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code; and (ii) you are a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations you (through accepting this Award) agree that you are bound, then such portion of the payment, compensation or other benefit shall not be paid before the day that is six (6) months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to you during the period between the date of separation from service and the New Payment Date shall be paid to you in a lump sum on such New Payment Date, and any remaining payments will be paid on their original deferral schedule. 21. Miscellaneous. (a) Awards Discretionary. By accepting this Award, you acknowledge and agree that the Plan is discretionary in nature and limited in duration, and may be amended, forfeited, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of this Award is a one-time benefit and does not create any contractual or other right to receive an award, compensation or benefits in lieu of an award in the future. Future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the form and timing of an award, the amount of cash subject to an award, and forfeiture, clawback and vesting provisions. (b) Company and Board Discretion. Sections 2, 3, 4, 5, and 6 of this Agreement are intended to comply with and meet the requirements of applicable law and related implementing regulations regarding incentive compensation and will be interpreted and administered accordingly as well as in accordance with any implementing policies and practices

13 of the Company or its relevant Subsidiaries in effect from time to time. In making determinations under such Sections, the Company, the relevant Subsidiary or the Committee, as applicable, may take into account, in its sole discretion, all factors that it deems appropriate or relevant. Furthermore, the Company, the relevant Subsidiary or the Committee may, as applicable, take any and all actions it deems necessary or appropriate in its sole discretion, as permitted by applicable law, to implement the intent of Sections 2, 3, 4, 5, and 6, including suspension of vesting and payment pending an investigation or the determination by the Company, the relevant Subsidiary or the Committee, as applicable. Each such Section is without prejudice to the provisions of the other Sections, and the Company, the relevant Subsidiary or the Committee, as applicable, may elect or be required to apply any or all of the provisions of Sections 2, 3, 4, 5, and 6 to this Award and, where applicable, to the Immediate Cash Payment. Sections 2, 3, 4, 5, and 6 of this Agreement shall cease to apply upon your death at any time; provided, however, if a UK Clawback Event, SSBI Identified Staff Clawback Event, EC/EVP Clawback Event or an EC/EVP Clawback Breach has occurred pursuant to Section 4, 5, or 6, respectively, at or prior to your death, any amount that the Committee has made a determination to recover under such Section shall continue to be payable to the Company. (c) Voluntary Participation. Your participation in the Plan is voluntary. The value of this Award is an extraordinary item of compensation, is outside the scope of your employment contract, if any, and is not part of your normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long- service awards, pension, or retirement benefits or similar payments. (d) Electronic Delivery. The Company or any of its Subsidiaries may, in its sole discretion, decide to deliver any documents related to the Award by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system, including the Website established and maintained by the Company, any of its Subsidiaries, the Award Administrator or another party designated by the Company. (e) Electronic Acceptance. By accepting this Award electronically, (i) you acknowledge and agree that you are bound by the terms of this Agreement and the Plan and that you and this Award are subject to all of the rights, power and discretion of the Company, its Subsidiaries and the Committee set forth in this Agreement and the Plan; (ii) this Award is deemed accepted by the Company and the Company shall be deemed to be bound by the terms of this Agreement; and (iii) you agree that this electronic acceptance by both you and the Company shall be deemed equivalent to the Agreement having been signed by both parties. (f) Language. By participating in the Plan, you acknowledge that you are sufficiently proficient in English or have consulted with an advisor who is sufficiently proficient in English so as to allow you to understand the terms and conditions of this Agreement. You acknowledge and agree that it is your express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to this Award, be drawn up in English. If you have received this Agreement, the Plan or any other documents related to this Award translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will prevail to the extent permitted under local law. France: Vous pouvez obtenir une copie du présent Contrat en français sur le site internet de Fidelity. Poland: Kopię tej Umowy w języku polskim może Pan/Pani otrzymać wchodząc na Stronę.

14 (g) Additional Requirements. The Company reserves the right to impose other requirements on this Award, and your participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the operation and administration of this Award and the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing. Further, a grant of an Award hereunder is subject to compliance by the Company and you with all legal requirements applicable thereto, including compliance with the requirements of 12 C.F.R. Part 359. (h) Public Offering. If you are a resident and/or are employed outside the United States, the grant of this Award is not intended to be a public offering of securities in your country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of this Award is not subject to the supervision of the local securities authorities. (i) Limitation of Liability. No individual acting as a director, officer, employee or agent of the Company or any of its Subsidiaries will be liable to you or any other person for any action, including any Award forfeiture, Award recovery or other discretionary action taken pursuant to this Agreement or any related implementing policy or procedure of the Company. (j) Exchange Rates. Neither the Company or any Subsidiary shall be liable for any foreign exchange rate fluctuation, where applicable, between your local currency and the United States dollar that may affect the value of an Award or of any amounts due to you under this Agreement. (k) Notional Investments. One hundred percent (100%) of the Award will be allocated to and will be treated as though notionally invested in the State Street Institutional U.S. Government Money Market Fund. The earnings credited will vary based on the actual performance of the money market; however, there is no ownership interest in the Money Market Fund or any other actual investment. Earnings, if any, will generally result in the credit of additional notional units as the Money Market Fund is managed to a $1.00 USD unit share price. Past performance is no guarantee of future performance, and the fund unit value can decline below $1.00 USD. The administration of earnings shall be subject to procedures approved by the Plan Administrator. The Plan Administer may at any time substitute a new fund or other notional tracking option for the Money Market Fund, including with respect to balances already notionally invested under the Plan. You acknowledge and agree, on your behalf and on behalf of your Beneficiaries, that none of the Company, or its agents or representatives shall be liable for any losses or damages of any kind, including notional investment losses relating to the allocation of the Award to the Money Market Fund or any other notional investment under the Plan. (l) Applicable Law. This Agreement shall be subject to and governed by the laws of the Commonwealth of Massachusetts, United States of America without regard to that Commonwealth’s conflicts of law principles. (m) Integration. The Plan and the Agreement, including the Countries Addendum, constitute the complete understanding and agreement between the parties with respect to this Award, and supersedes and cancels any previous oral or written discussions, agreements or representations regarding this Award; provided, however, that any condition precedent to your acceptance of this Award that is contained in a signed written agreement between you, on the one hand, and the Company or any of its Subsidiaries, on the other, remains in full force and effect.

15 22. Application of Local Law and Countries Addendum. If your country of residence (or country of employment, if different) is not the United States, you agree: (a) Notwithstanding Section 21(l), this Award shall be subject to all applicable laws, rules and regulations of your country of residence (and country of employment, if different) and any additional (or, if so indicated, different) terms and conditions for your country of residence (and country of employment, if different), including as set forth in the Countries Addendum, but limited to the extent required by local law. The Company reserves the right, in its sole discretion, to add to or amend the terms and conditions set out in the Countries Addendum as necessary or advisable in order to comply with applicable laws, rules and regulations or to facilitate the operation and administration of this Award and the Plan, including (but not limited to) circumstances where you transfer residence and/or employment to another country. (b) As a condition to this Award, you agree to repatriate all payments attributable to the Award in accordance with local foreign exchange rules and regulations in your country of residence (and country of employment, if different). In addition, you also agree to take any and all actions, and consent to any and all actions taken by the Company and its Subsidiaries, as may be required to allow the Company and its Subsidiaries to comply with local laws, rules and regulations in your country of residence (and country of employment, if different). Finally, you agree to take any and all actions as may be required to comply with your personal legal, tax and other obligations under local laws, rules and regulations in your country of residence (and country of employment, if different). 23. Data Privacy. The Company is located at One Congress Street, Boston, Massachusetts, 02114, U.S.A. and grants Awards under the Plan to employees of the Company and its Subsidiaries in its sole discretion. You should carefully review the following information about the Company’s data privacy practices in relation to your Award. (a) Data Collection, Processing and Usage. Pursuant to applicable data protection laws, you are hereby notified that the Company and your Employer collect, process and use certain personal data about you for the legitimate interest of implementing, administering and managing the Plan and generally administering Awards; specifically, including your name, home address, email address and telephone number, date of birth, social security number, social insurance number or other identification number, salary, citizenship, job title, any directorships held in the Company, and details of all Awards or any other incentive compensation awards granted, canceled, forfeited, exercised, vested, or outstanding in your favor, which the Company receives from you or your Employer. In granting Awards under the Plan, the Company will collect your personal data for purposes of allocating Awards and implementing, administering and managing the Plan. The Company’s collection, processing and use of your personal data is necessary for the performance of the Company’s contractual obligations under the Plan and pursuant to the Company’s legitimate interest in managing and generally administering employee incentive compensation awards. Your refusal to provide personal data would make it impossible for the Company to perform its contractual obligations and may affect your ability to participate in the Plan. As such, by participating in the Plan, you voluntarily acknowledge the collection, processing and use of your personal data as described herein. (b) Award Administrator. The Company transfers your personal data to the Award Administrator, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different Award Administrator and share your personal data with another company that serves in a similar manner. The Award

16 Administrator will open an account to credit your Award, including any amounts that ultimately vest under the Plan. You will be asked to agree on separate terms and acknowledge data processing practices with the Award Administrator, which is a condition to your ability to participate in the Plan. (c) Data Retention. The Company will use your personal data only as long as is necessary to implement, administer and manage your participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. If the Company keeps your data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be for compliance with relevant laws or regulations. For further information about the processing of your personal data, please see the Privacy Notice to Internal Users- Global, available at the Corporate Policy and Standard Center. STATE STREET CORPORATION By: /s/ Kathryn M. Horgan Kathryn M. Horgan Executive Vice President, Chief Human Resources and Citizenship Officer **********************************

17 APPENDIX A COUNTRIES ADDENDUM TO 2026 DEFERRED VALUE AWARD AGREEMENT AMENDED AND RESTATED STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN Capitalized terms used but not defined herein shall have the meanings consistent with the terms of the Agreement. This Countries Addendum includes additional terms and conditions that govern the Award granted to you under the Plan if you work and/or reside in any of the countries listed below and is part of the Agreement. To the extent there are any inconsistencies between the Agreement and this Countries Addendum, the terms and conditions reflected in this Countries Addendum shall prevail. The information contained in this Countries Addendum is based on the securities, exchange control and other laws in effect in the respective countries as of October 2025. If you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer employment and/or residency to another country after the Award date, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to you (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate your transfer). A. United States B. Australia C. Belgium D. Brazil E. Canada F. Cayman Islands G. Chile H. China I. Colombia J. France K. Germany L. Hong Kong M. India N. Ireland O. Italy P. Japan Q. Kuwait R. Luxembourg S. Mexico T. Netherlands U. Poland V. Saudi Arabia W. Singapore X. South Africa Y. South Korea Z. Spain AA. Switzerland BB. Taiwan CC. United Arab Emirates DD. United Kingdom

18 A. UNITED STATES In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following your separation from service with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. In addition, your eligibility to participate in the Plan in the future, including any potential future grants of awards under the Plan (or any successor incentive plan of the Company), is subject to and conditioned on your compliance with the terms and conditions of this Countries Addendum. This Countries Addendum contains a covenant not to compete in Paragraph 3 which shall apply to you under the circumstances described in such Paragraph 3. You should review it carefully. You may consult with an attorney before accepting the Award. By accepting the Award, you acknowledge and agree that it is fair and adequate consideration for the covenant not to compete and other promises you make in this Countries Addendum and that the covenant not to compete and other promises are reasonable and necessary to protect the legitimate interests of the Company and its Subsidiaries. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Non-Solicitation. (a) This Paragraph 1 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) Paragraph 1(b)(i) above shall be deemed to exclude the words “hire or employ” if your work location is in California or New York, and shall be construed and administered accordingly. In addition, if you reside in or have a primary reporting location in California, then following the termination of your employment for any reason, Paragraph 1(b)(ii) shall apply only if you use a trade secret of State Street in any such solicitation. (d) For purposes of this Paragraph 1, “officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 1 shall be inapplicable following a Change in Control.

19 2. Notice Period Upon Resignation. (a) This Paragraph 0 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined at the time you deliver such notice, as follows: (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 0, your Employer or the Company shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 3, if applicable, in addition to any other remedies available under law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 0, your Employer or the Company may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 0 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Agreement. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 0 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 3. Non-Competition. (a) This Paragraph 3 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You

20 should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment, and following its termination for the period of time specified in Paragraph 3(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, anywhere in the Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries with respect to which you were involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment. (c) Unless one of the exceptions in Paragraph 3(d) applies to you, the Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non- Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non- Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months (d) Exceptions-- (i) If you reside in or have a primary reporting location in California, then this Paragraph 3 applies only during your employment, but has no effect after the termination of your employment for any reason. (ii) If you reside in or are employed in Massachusetts, then the following apply to you:

21 (A) If State Street terminates your employment involuntarily not for cause, then this Paragraph 3 applies only during your employment, but has no effect after such termination. Here, “cause” means: (1) your Employer’s or the Company’s good faith determination that it has a reasonable basis for dissatisfaction with your employment for reasons such as lack of capacity or diligence, failure to conform to usual standards of conduct, or other culpable or inappropriate behavior; or (2) other grounds for discharge that are reasonably related, in your Employer’s or the Company’s honest judgment, to the needs of the business of your Employer, the Company or any of its Subsidiaries. (B) If you violate a fiduciary duty to your Employer, the Company or any of its Subsidiaries, then the post-employment portion of the Non-Compete Period shall be extended by the time during which you engage in such activities, for up to a total of two (2) years following termination of your employment. 4. Definitions – Countries Addendum. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than the Company or any of its Subsidiaries. (d) “Restricted Area” means anywhere that your Employer, the Company or any of its Subsidiaries markets its products or services (which you acknowledge specifically includes the entire world), or with respect to the portion of the Non-Compete Period that follows termination of your employment, anywhere in which you provided services or had a material presence or influence on behalf of your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination. (e) “Restricted Capacity” means any capacity, or with respect to the portion of the Non- Compete Period that follows termination of your employment, any capacity that is the same or similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination and/or involves any services that you provided to your Employer, the Company or any of its Subsidiaries at any time within such two (2) year period. (f) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity;

22 (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (g) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 5. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 3 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. 6. Limitation on Assignment of Inventions. For the avoidance of doubt, Section 8 of this Agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company or any of its Subsidiaries was used and which was developed entirely on your own time, unless (a) the invention relates (i) to the business of the Company or any of its Subsidiaries, or (ii) to the actual or demonstrably anticipated research or development of the Company or any of its Subsidiaries, or (b) the invention results from any work performed by you for the Company or any of its Subsidiaries. 7. Electronic Acceptance. Section 21(e) of the Agreement is replaced with the following: (e) Electronic Acceptance. By accepting this Award electronically, (i) you acknowledge and agree that you are bound by the terms of this Agreement and the Plan and that you and this Award are subject to all of the rights, power and discretion of the Company, its Subsidiaries and the Board set forth in this Agreement and the Plan; (ii) this Award is deemed accepted by the Company and the Company shall be deemed to be bound by the terms of this Agreement; (iii) the Employer is deemed to be a signatory to the Award for purposes of the covenant not to compete contained in Paragraph 3 of this United States Countries Addendum; and (iv) you agree that this electronic acceptance by both you and the Company shall be deemed equivalent to the Award having been signed by both parties. * * * * * * *

23 B. AUSTRALIA In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Award Conditioned on Satisfaction of Regulatory Obligations. If you are (a) a director of a Subsidiary incorporated in Australia, or (b) a person who is a management-level executive of a Subsidiary incorporated in Australia and who also is a director of a Subsidiary incorporated outside of Australia, the grant of this Award is conditioned upon satisfaction of the shareholder approval provisions of section 200B of the Corporations Act 2001 (Cth) in Australia. For the avoidance of doubt, you will not be entitled to the grant of this Award, if the granting or payment of the Award will give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth), any other provision of this Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Company and its Subsidiaries are under no obligation to seek or obtain the approval of their shareholders in general meeting for the purpose of overcoming any such limitation or restriction. 2. Tax Deferral. This Award is intended to be subject to tax deferral under Subdivision 83A- C of the Income Tax Assessment Act 1997 (subject to the conditions and requirements thereunder). 3. Confidentiality. (a) The following provision shall replace Section 7(b) of the Agreement: The terms of Section 7(a) of this Agreement do not apply to any information which: (i) the Company has given its prior written consent for you to use or disclose; (ii) may be used or disclosed by you in the proper performance of your duties and for the benefit of the Company; (iii) is required by law to be used or disclosed; (iv) is previously known to you without an obligation of confidence or without breach of this Agreement; (v) is publicly disclosed (other than by a violation by you of the terms of this Agreement) either prior to or subsequent to your receipt of such information; or (vi) is rightfully received by you from a third party without obligation of confidence and other than in relation to your employment with the Company or any of its Subsidiaries. (b) The following provision shall replace Section 1(e)7(e) of the Agreement: For purposes of this agreement, “Confidential Information” includes but is not limited to: (i) information which is marked "Confidential" or which is described or treated by the Company as confidential;

24 (ii) information of a business sensitive nature; (iii) personal information as defined in the Privacy Act 1988 (Cth); and (iv) all trade secrets, trade knowledge, systems, software, code, data documentation, files, formulas, processes, programs, training aids, printed materials, methods, books, records, client files, policies and procedures, client and prospect lists, employee data and other information relating to the operations of the Company or any of its Subsidiaries and to its or any of their clients or customers, and any and all discoveries, inventions or improvements thereof made or conceived by you or others for the Company or any of its Subsidiaries whether or not patented or copyrighted, as well as cash and securities account transactions and position records of clients, regardless of whether such information is stamped “confidential.” 4. Assignment and Disclosure. The following provision shall supplement Section 8 of the Agreement: You consent to State Street's use of Work Product without attribution of authorship and to State Street's manipulation of Work Product for the purposes of the Copyright Act 1968 (Cth). 5. Non-Solicitation. (a) This Paragraph 5 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for the Restraint Period (as defined in sub-clause (c) below) you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment, hire, engagement or recruitment of, or in any way assist another Person in soliciting, employing, hiring, engaging or recruiting, or otherwise induce the termination of employment, hire or engagement of, any person who then, or within the preceding twelve (12) months, is or was an employee or an Officer of the Company or any of its Subsidiaries (excluding any such Officer whose employment was involuntarily terminated to the extent required by law); or (ii) engage in the Solicitation of Business from any Client on behalf of any Person other than the Company or any of its Subsidiaries. (c) For purposes of this Paragraph 5: (i) “Officer” is as defined in the Corporations Act 2001 (Cth) and shall include any person holding a position title of Assistant Vice President or higher. (ii) “Restraint Period" means: (A) a period of eighteen (18) months from the termination date of your employment, or if such period is held unenforceable by a court of competent jurisdiction, then (B) a period of twelve (12) months from the termination date of your employment, or if such period is held unenforceable by a court of competent jurisdiction, then

25 (C) a period of nine (9) months from the termination date of your employment, or if such period is held unenforceable by a court of competent jurisdiction, then (D) a period of six (6) months from the termination date of your employment. (iii) The restrictions imposed on you are intended to operate for the maximum Restraint Period and each of the sub-clauses set out under the definition of "Restraint Period" above are separate and independent restrictions that apply concurrently and are not intended to limit the operation, interpretation or severability of each other. Notwithstanding the foregoing, this Paragraph 5 shall be inapplicable following a Change in Control. 6. Notice and Non-Compete. (a) Notice Period Upon Resignation. (i) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows: (A) If you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice in writing; (B) If you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice in writing; (C) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (D) If you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your employment (whether such obligation is contained in your contract of employment or any other agreement to which you are a party) but to the extent that the Notice Periods set out above are longer, these Notice Periods are intended to override and apply to you instead of any shorter notice of termination period you are required to provide upon resignation under your contract of employment or any other agreement to which you are a party. (ii) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client and customer relationships. (iii) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities, including but not limited to: (A) directing you to remain away from work; (B) not enter or attend your Employer's or the Company's premises;

26 (C) not contact or have any communication with any customer, client, employee, officer, director, agent or consultant of your Employer or the Company in relation to the business of your Employer or the Company; (D) not remain or become involved in any aspect of your Employer's or the Company's business except as directed; (E) perform duties which are different to those which you were required to perform during the rest of your Employment, provided you have the necessary skills and competence to perform those duties. (iv) Except as provided otherwise in clause (vi) below, at all times during the Notice Period you shall continue to be an employee of your Employer, and you shall continue to receive your regular salary and benefits and you must continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. (v) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 6, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 6(b) below, if applicable, in addition to any other remedies available under law. (vi) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph 6(a) by giving immediate effect to your resignation and making a payment of basic salary in lieu of any remaining portion of the Notice Period; provided that such action shall not affect your other obligations under this Agreement. (vii) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 6(a) shall not apply in the event that you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). (b) Non-Competition. (i) This Paragraph 6(b) shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. (ii) During your employment and following its termination for the period of time specified in Paragraph 6(b)(iii) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, independent contractor, employee, co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person: (A) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Employer or any Relevant Group Company with which you were materially engaged or involved or for which you were responsible during the Relevant Period;

27 (B) compete with your Employer or any Relevant Group Company, or undertake any planning for any business competitive with the business of your Employer or any Relevant Group Company; or (C) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, or any Relevant Group Company as conducted or under consideration during the Relevant Period and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer or any Relevant Group Company, as conducted or in planning during the Relevant Period. (iii) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for: You were an Executive Vice President or higher a) Twelve (12) months from the termination date of your employment, or if such period is held unenforceable by a court of competent jurisdiction, then b) Nine (9) months from the termination date of your employment, or if such period is held unenforceable by a court of competent jurisdiction, then c) Six (6) months from the termination date of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families a) Six (6) months from the termination date of your employment, or if such period is held unenforceable by a court of competent jurisdiction, then

28 b) Three (3) months from the termination date of your employment. You were a Vice President working in any of the Specified Job Families Three (3) months (iv) The restrictions imposed on you in sub-clause (iii) above are intended to operate for the maximum Non-Compete Period and broadest Restricted Territory. Each of the sub-clauses set out in the table above are separate and independent restrictions that apply concurrently and are not intended to limit the operation, interpretation or severability of each other. (v) The period of months referred to in Paragraph 6(b)(iii) above will be reduced by one day for every day during which, at the Employer’s direction, you are on a complete leave of absence pursuant to Paragraph 6(a)(iii) above. (vi) Nothing in this Paragraph 6(b) shall prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. (c) Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (i) “Client” means: (A) a current customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the Relevant Period; (B) a prospective customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, discussions about becoming a client of the Company or its subsidiaries; or (C) a former customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (ii) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (iii) “Products or Services” means any products or services which are the same as, of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by your Employer or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. (iv) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, an estate, a trust and any other entity or organization (whether conducted on its own or as part of a wider entity), other than your Employer, the Company or any of its Subsidiaries. (v) “Relevant Group Company” means the Company and/or any Subsidiaries for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period.

29 (vi) “Relevant Period” means the period of twenty-four (24) months immediately before the date of termination of your employment, or (where such provision is applied) the date of commencement of any period of complete leave of absence pursuant to Paragraph 6(a)(iii). (vii) “Restricted Territory” means any area or territory: (A) in which you worked during the Relevant Period; and/or (B) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. (viii) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (A) transfer the Client’s business from the Company or any of its Subsidiaries to any other Person; (B) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (C) divert a business opportunity from the Company or any of its Subsidiaries to any other Person. (ix) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 7. Notification Requirement. During the period of restriction under Paragraph 6(b) above and for a further forty-five (45) days after that period of restriction has expired, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. 8. Acknowledgement. You acknowledge: (a) the legal significance and effect of executing this Countries Addendum; (b) that you have not been induced to execute this Countries Addendum by any improper pressure or coercion; and (c) that you have been provided with a reasonable opportunity to obtain independent advice about this Countries Addendum. * * * * * * *

30 C. BELGIUM Foreign Asset/Account Reporting Information. Belgian residents are required to report any bank accounts established outside of Belgium on their personal annual tax return. In a separate report, Belgian residents also are required to provide a central contact point of the National Bank of Belgium with the account number of those foreign bank accounts, the name of the bank with which the accounts were opened and the country in which they were opened in a separate report. This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des crédits caption. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. * * * * * * *

31 D. BRAZIL 1. Compliance with Law. By accepting the Award, you expressly acknowledge and agree to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting of the Award. 2. Labor Law Acknowledgment. You expressly acknowledge and agree that, for all legal purposes, (a) the benefits provided pursuant to the Agreement and the Plan are the result of commercial transactions unrelated to your employment; (b) the Agreement and the Plan are not a part of the terms and conditions of your employment; and (c) the income you realize from the Award, if any, is not part of your remuneration from employment. 3. Foreign Asset/Account Reporting Information. If you are a resident or domiciled in Brazil, you may be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil. If the aggregate value of such assets and/or rights is USD 1 million or more but less than USD 100 million, a declaration must be submitted annually. If the aggregate value exceeds USD 100 million, a declaration must be submitted quarterly. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. BY ELECTRONICALLY ACCEPTING THE AGREEMENT, INCLUDING THIS COUNTRIES ADDENDUM, YOU ACKNOWLEDGE, UNDERSTAND AND AGREE TO THE TERMS AND CONDITIONS OF THE PLAN AND THE AGREEMENT, INCLUDING THIS COUNTRIES ADDENDUM. * * * * * * *

32 E. CANADA 1. Exclusion from Compensation or Salary. The following replaces the last sentence of Section 21(c) of the Agreement: Except as explicitly and minimally required under applicable legislation, the value of this Award is an extraordinary item of compensation, is outside the scope of your employment contract, if any, and is not part of your normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, or retirement benefits or similar payments. 2. Termination of Employment. For purposes of the Award, except as explicitly and minimally required under applicable legislation, (a) your employment will be considered terminated (regardless of the reason for termination, whether or not later found to be invalid or unlawful for any reason or in breach of employment or other laws or rules in the jurisdiction where you are providing services or the terms of your employment or service agreement, if any) as of your Termination Date; and (b) your right (if any) to earn, seek damages in lieu of, or otherwise be paid any portion of the Award will be measured and terminated as of your Termination Date. For purposes of the foregoing, “Termination Date” shall be the date that is the earlier of: (a) the date you are no longer actively providing services to the Company or your Employer; or (b) the date you receive written notice of termination from the Company or your Employer, as applicable. Except as explicitly and minimally required under applicable legislation, the Termination Date shall exclude any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under applicable law (including, but not limited to, statutory law, contract, common/civil law or otherwise) in the jurisdiction where you are employed or otherwise providing services or the terms of your employment or other service agreement, if any. For greater certainty, you will not earn or be entitled to any pro-rated participation in the Plan for that portion of time before the Termination Date (as determined by this provision), nor will you be entitled to any compensation for lost compensation or other participation. Subject to applicable legislation, the Company shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the Award (including whether you may still be considered to be providing services while on a leave of absence). Notwithstanding the foregoing, if applicable employment legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the Award, if any, will terminate effective as of the last day of your minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of your statutory notice period, nor will you be entitled to any compensation for lost vesting. For clarity, any reference to a Termination Date, termination of service or termination of employment under the Agreement or the Plan will be interpreted to mean the Termination Date as defined herein. 3. Language. A French translation of this Agreement, the provisions of the Countries Addendum for Canada, the Plan and certain other documents related to the Award will be made available to you as soon as reasonably practicable following your written request to Dave Cogliano at DCogliano@StateStreet.com. You understand that, from time to time, additional information related to the offering of the Plan might be provided in English and such information may not be immediately available in French. However, upon written request, the Company will translate into French documents related to the offering of the Plan as soon as reasonably practicable. Notwithstanding the Language provision of Section 21(f) of the Agreement, to the

33 extent required by applicable law and unless you indicate otherwise, the French translation of such documents will govern your participation in the Plan. In French: Langue. Une traduction française du présent Contrat, des dispositions relatives au Canada de l’Annexe sur les Pays, du Plan et de certains autres documents liés à l’Attribution sera mise à votre disposition dès que cela sera raisonnablement possible sur demande écrite de votre part à Dave Cogliano at DCogliano@StateStreet.com. Vous comprenez que, de temps à autre, des informations supplémentaires relatives à l'offre du Plan peuvent être fournies en anglais et que ces informations peuvent ne pas être immédiatement disponibles en français. Cependant, sur demande écrite, la Société traduira en français les documents relatifs à l'offre du Plan dès que cela sera raisonnablement possible. Nonobstant la Section 21(f) du Contrat relative à la Langue, dans la mesure où la loi applicable l'exige et à moins que vous n'indiquiez le contraire, la traduction française de ces documents régira votre participation au Plan. You may obtain a copy the Agreement in French on the Fidelity Website. Vous pouvez obtenir une copie du présent Contrat en français sur le site internet de Fidelity. 4. Data Privacy. The following provision shall supplement Section 23 of the Agreement: You hereby authorize the Company and the Company’s representatives to discuss with and obtain all relevant information regarding your Awards from all personnel, professional or not, involved in the administration and operation of the Plan. You further authorize the Company, any of its Subsidiaries, and the administrator of the Plan to disclose and discuss your participation in the Plan with their advisors. You further authorize the Company and any of its Subsidiaries to record such information and to keep such information in your employee file. You acknowledge and agree that your personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, you also acknowledge and authorize the Company, any of its Subsidiaries, and the Equity Administrator to use technology for profiling purposes and to make automated decisions that may have an impact on you or the administration of the Plan. * * * * * * *

34 F. CAYMAN ISLANDS No country-specific provisions. * * * * * * *

35 G. CHILE Foreign Asset/Account Reporting Information. The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (a) any taxes paid abroad which they will use as a credit against Chilean income taxes, and (b) the results of foreign investments. These annual reporting obligations must be complied with by submitting a sworn statement setting forth this information before July 1 of each year. The sworn statement disclosing this information (or Formularios) must be submitted electronically through the CIRS website, www.sii.cl, using Form 1929. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. * * * * * * *

36 H. CHINA 1. Assignment and Disclosure. The following provision shall replace Section 8(a) of the Agreement: You acknowledge that, by reason of being employed by your Employer, to the extent permitted by law, all works, deliverables, products, methodologies and other work product conceived, created and/or reduced to practice by you, individually or jointly with others, during the period of your Employment by your Employer and relating to the Company or any of its Subsidiaries or demonstrably anticipated business, products, activities, research or development of the Company or any of its Subsidiaries or resulting from any work performed by you for the Company or any of its Subsidiaries, including, without limitation, any track record with which you may be associated as an investment manager or fund manager (collectively, “Work Product”), that consists of copyrightable subject matter is “corporate work” as defined in currently effective Copyright Law of the People's Republic of China (Art. 11.3), or "work made for hire" as defined in the Copyright Act of 1976 (17 U.S.C. § 101), or currently effective Copyright Law of the People's Republic of China (Art. 16.2.(2)) if applicable, or corresponding article in their future amendments from time to time, and such copyrights including all moral rights and economic rights are therefore owned, upon creation, solely and exclusively by State Street except that the right of authorship for work made for hire created in China. To the extent the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to assign, for no additional consideration, all of your rights, title and interest in any Work Product and any intellectual property rights therein to State Street. You hereby waive in favor of State Street any and all artist’s or moral rights (including without limitation, all rights of integrity and attribution) you may have pursuant to any state, federal or foreign laws, rules or regulations in respect of any Work Product and all similar rights thereto. You will not pursue any ownership or other interest in such Work Product, including, without limitation, any intellectual property rights. 2. Enforcement. The following provision shall supplement Section 11 of the Agreement: You specifically agree that in the event a dispute arises in connection with this Agreement, your Employer may directly commence an action in the People’s Court of competent jurisdiction and that in the event of your breach or threatened breach of this Agreement, your Employer, the Company or its Subsidiaries may seek any injunctive orders, orders for the preservation of evidence and orders for the preservation of property against you to prevent any breach or threatened breach of this Agreement. Without restriction from the foregoing, your Employer, the Company or its Subsidiaries in any country or jurisdiction retain(s) the right to claim any relief (including but not limited to monetary, equitable and/or injunctive relief) against you in any relevant country or jurisdiction where your Employer, the Company or its Subsidiaries suffer(s) harm as a result of your breach. * * * * * * *

37 I. COLOMBIA 3. Labor Law Acknowledgment. By accepting the Award, you expressly acknowledge that, pursuant to Article 15 of Law 50/1990 (Article 128 of the Colombian Labor Code), the Award you receive is wholly discretionary and a benefit of an extraordinary nature that does not exclusively depend on your performance. Accordingly, the Plan, the value of the Award acquired under the Plan and any related benefits do not constitute a component of your “salary” for any legal purpose, including for the purposes of calculating any and all labor benefits, such as fringe benefits, vacation pay, termination or other indemnities, payroll taxes, social insurance contributions or any outstanding employment-related amounts, subject to limitations provided in Law 1393/2010. 4. Foreign Asset/Account Reporting Information. An annual informative return must be filed with the Colombian Tax Office detailing any assets held abroad (including the Award acquired under the Plan). If the individual value of any of these assets exceeds a certain threshold, each asset must be described (e.g., its nature and its value) and the jurisdiction in which it is located must be disclosed. You acknowledge that you personally are responsible for complying with this tax reporting requirement. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. * * * * * * *

38 J. FRANCE 1. Non-Qualified Nature of Award. Any Award granted pursuant to the Agreement are not intended to be “French-qualified” and are ineligible for specific tax and/or social security treatment in France under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended. 2. French Language Version. You may obtain a copy the Agreement in French on the Fidelity Website. In French: Vous pouvez obtenir une copie du présent Contrat en français sur le site internet de Fidelity. 3. Foreign Asset/Account Reporting Information. French residents must report annually any bank accounts held outside France, including the accounts that were opened, used and/or closed during the tax year, to the French tax authorities, on an annual basis on a special Form N° 3916, together with your personal income tax return. Failure to report triggers a significant penalty. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. * * * * * * *

39 K. GERMANY 1. General Circumstances of Forfeiture. Subsection (a)(ii) of Section 2 General Circumstances of Forfeiture shall not apply to an Award subject to this Agreement. 2. Assignment and Disclosure. The following shall replace Section 8 of the Agreement: (a) You acknowledge that, by reason of being employed by your Employer, to the extent permitted by law, all works, deliverables, products, methodologies and other work product conceived, created and/or reduced to practice by you, individually or jointly with others, during the period of your Employment by your Employer and relating to the Company or any of its Subsidiaries or demonstrably anticipated business, products, activities, research or development of the Company or any of its Subsidiaries or resulting from any work performed by you for the Company or any of its Subsidiaries, including, without limitation, any track record with which you may be associated as an investment manager or fund manager (collectively, “Work Product”), that consists of copyrightable subject matter or of subject matter protectable under other intellectual property rights is "work made for hire" and such rights are therefore owned, upon creation, exclusively by State Street. To the extent the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to assign, for no additional consideration, all of your rights, title and interest in any Work Product and any intellectual property rights therein to State Street. To the extent that such assignment of rights is not permitted by law or otherwise not possible, you hereby grant to State Street, free of charge, an exclusive, worldwide, perpetual, sub-licensable and transferable license to the Work Product, particularly to copyrights pertaining to the Work Products. You hereby waive, to the extent permitted by law, in favor of State Street any and all artist’s or moral rights (including without limitation but only to the extent permitted by law, all rights of integrity and attribution) you may have pursuant to any state, federal or foreign laws, rules or regulations in respect of any Work Product and all similar rights thereto. You will not pursue any ownership or other interest in such Work Product, including, without limitation, any intellectual property rights. (b) You will disclose promptly and in writing to the Company or your Employer all Work Product, whether or not patentable or copyrightable or otherwise protectable under any other intellectual property right. You agree to reasonably cooperate with State Street: (i) to transfer to State Street the Work Product and any intellectual property rights therein or, where a transfer is not possible, to license any intellectual property rights; (ii) to obtain or perfect such right; (iii) to execute all papers, at State Street’s expense, that State Street shall deem necessary to apply for and obtain domestic and foreign patents, copyright and other registrations; and (iv) to protect and enforce State Street’s interest in them. (c) These obligations shall continue beyond the period of your Employment with respect to inventions or creations conceived or made by you during the period of your Employment. (d) With respect to inventions and proposals for technical improvements, the foregoing shall not limit the mandatory provisions of the German Employee Inventions Act (Arbeitnehmererfindungsgesetz) and your rights thereunder.

40 3. Foreign Asset/Account Reporting Information. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. * * * * * * *

41 L. HONG KONG In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. IMPORTANT NOTICE. WARNING: The contents of the Agreement, including this Countries Addendum, the Plan, and all other materials pertaining to this Award and/or the Plan have not been reviewed by any regulatory authority in Hong Kong. You are hereby advised to exercise caution in relation to the offer thereunder. If you have any doubts about any of the contents of the aforesaid materials, you should obtain independent professional advice. 2. Nature of the Plan. The Company specifically intends that the Plan will not be treated as an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). To the extent any court, tribunal or legal/regulatory body in Hong Kong determines that the Plan constitutes an occupational retirement scheme for the purposes of ORSO, the Award shall be null and void. 3. Award Benefits Are Not Wages. This Award does not form part of your wages for purposes of calculating any statutory or contractual payments under Hong Kong Law. 4. Non-Solicitation. (a) This Paragraph 4 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of twelve (12) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer, directly or indirectly: (i) solicit the employment of (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), hire, employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an Officer of the Company or any of its Subsidiaries (excluding any such Officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or

42 (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (d) “Officer” shall include any person holding a position title of Assistant Vice President or higher with whom you, or individuals you supervised, had contact or dealings with or possessed Confidential Information relating to such person at any time during your employment or, with respect to the portion of the non-solicitation period that follows the termination of your employment, within the two (2) years preceding the date of the termination of your employment. Notwithstanding the foregoing, this Paragraph 4 shall be inapplicable following a Change in Control. 5. Notice and Non-Compete. The parties agree that this Paragraph 5 provides a genuine pre-estimate of the likely loss to be suffered by the Company in the event that you fail to comply with the term and conditions below, and that this is not a penalty. (a) Notice Period Upon Resignation. (i) In order to permit your Employer, the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows: (A) If you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (B) If you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (C) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (D) If you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your employment (whether such obligation is contained in your contract of employment or any other agreement to which you are a party). (ii) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (iii) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. (iii) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph 5 by giving

43 immediate effect to your resignation and making a payment in lieu of any notice due; provided that such action shall not affect your other obligation under this Agreement. (b) Non-Competition. (i) This Paragraph 5(b) shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (ii) During your employment and following its termination for the period of time specified in Paragraph 5(b)(iii) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, employee, sole proprietor, employer, contractor, principal, member, shareholder, associate, co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person: (A) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Employer or any Relevant Group Company with which you were materially engaged or involved or for which you, or persons whom you supervised, were responsible during the Relevant Period; (B) compete with your Employer or any Relevant Group Company, or undertake any planning for any business competitive with the business of your Employer or any Relevant Group Company; or (C) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, or any Relevant Group Company as conducted or under consideration during the Relevant Period and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer or any Relevant Group Company, as conducted or in planning during the Relevant Period. (iii) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for: You were an Executive Vice President or higher Six (6) months

44 If at the time of termination: Then the Non-Compete Period will continue for: You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. Six (6) months You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months (iv) The period referred to in Paragraph 5(b)(iii) above will be reduced by one day for every day during which, at your Employer’s direction, you are on a complete leave of absence pursuant to Paragraph 5(a)(ii) above. (v) Nothing in this Paragraph 5 shall prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. (c) Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (i) “Client” means a present or former customer or client of your Employer, the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the Relevant Period. A former customer or client means a customer or client for which your Employer, the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (ii) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (iii) “Products or Services” means any products or services which are the same as, of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by your Employer or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. (iv) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization (whether

45 conducted on its own or as part of a wider entity), other than your Employer, the Company or any of its Subsidiaries. (v) “Relevant Group Company” means the Company and/or any Subsidiaries for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period. (vi) “Relevant Period” means the period of twenty-four (24) months immediately before the date of termination of your employment, or (where such provision is applied) the date of commencement of any period of complete leave of absence pursuant to Paragraph 5(a)(ii). (vii) “Restricted Territory” means any area or territory: (A) in which you worked during the Relevant Period; and/or (B) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. (viii) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 6. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 5(b) expires, you shall give notice to your Employer of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide your Employer with such other pertinent information concerning such business activity as your Employer or the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

46 M. INDIA In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. In addition, your eligibility to participate in the Plan in the future, including any potential future grants of awards under the Plan (or any successor incentive plan of the Company), is subject to and conditioned on your compliance with the terms and conditions of this Countries Addendum. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Foreign Asset/Account Reporting Information. You are required to declare your foreign bank accounts and any foreign financial assets in your annual tax return. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. 2. Assignment and Disclosure. The following shall replace Section 8 of the Agreement: (a) You acknowledge that, by reason of being employed by your Employer, to the extent permitted by law, all works, deliverables, products, methodologies and other work product conceived, created and/or reduced to practice by you, individually or jointly with others, during the period of your employment by your Employer and relating to the Company or any of its Subsidiaries or demonstrably anticipated business, products, activities, research or development of the Company or any of its Subsidiaries or resulting from any work performed by you for the Company or any of its Subsidiaries, including, without limitation, any track record with which you may be associated as an investment manager or fund manager (collectively, “Work Product”) , that consists of copyrightable subject matter is "work made for hire" as defined in the Copyright Act of 1976 (17 U.S.C. § 101) and corresponding provisions set forth under the Indian Copyright Act, 1957, and such copyrights are therefore owned, upon creation, exclusively by your Employer. To the extent the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to assign, for no additional consideration, all of your rights, title and interest in any Work Product and any intellectual property rights therein to State Street. You hereby waive in favor of State Street any and all artist’s or moral rights (including without limitation, all rights of integrity and attribution) you may have pursuant to any state, federal or foreign laws, rules or regulations in respect of any Work Product and all similar rights thereto. You will not pursue any ownership or other interest in such Work Product, including, without limitation, any intellectual property rights. (b) Ownership of, and all right, title, and interest in, all Work Product, improvements, developments, discoveries, proprietary information, trademarks, trade names, logos, art work, slogans, know-how, processes, methods, trade secrets, source code, application development, designs, drawings, plans, business plans or models, blue prints (whether or not registrable and whether or not design rights subsist in them), utility models, works in which copyright may subsist (including computer software and preparatory and design materials thereof), inventions (whether patentable or not, and whether or not patent protection has been applied for or granted) and all other intellectual property throughout the world, in and for all languages, including but not limited to computer and human languages developed or created from time to time by or for the Company

47 or your Employer by you, whether before or after commencement of employment with your Employer (the "Intellectual Property") shall vest in your Employer. (c) You acknowledge that, by reason of being employed by your Employer all Intellectual Property created by you shall be regarded as having been made under a contract of service. To the extent the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to assign in favour of your Employer, for no additional consideration, all of your rights, title and interest in and to all the Intellectual Property, together with the rights to sublicense or transfer any and all rights assigned hereunder to third parties, in perpetuity. Such assignments shall be worldwide and royalty free. You hereby waive in favor of State Street any and all artist’s or moral rights (including without limitation, all rights of integrity and attribution) you may have pursuant to any state, national or foreign laws, rules or regulations in respect of any Intellectual Property and all similar rights thereto. You will not pursue any ownership or other interest in such Intellectual Property. (d) You will disclose promptly and in writing to the Company or your Employer all Intellectual Property, whether or not patentable or copyrightable. You agree to reasonably cooperate with State Street: (i) to transfer to your Employer any rights in Intellectual Property; (ii) to obtain or perfect such rights; (iii) to execute all papers, at your Employer’s expense, that the Employer or the Company shall deem necessary to apply for and obtain domestic and foreign patents, copyright and other registrations; and (iv) to protect and enforce your Employer’s interest in them. (e) These obligations shall continue beyond the period of your employment with respect to inventions or creations conceived or made by you during the period of your employment. 3. Non-Solicitation. (a) This Paragraph 3 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries; or (iii) solicit, encourage, or induce or attempt to solicit, encourage, or induce any marketing agent, vendor, partner or consultant of the Company or Employer to terminate his agency, contract or consultancy with the Company, or any prospective employee with whom the Company or your Employer has had discussions or negotiations within six (6)

48 months prior to your termination of employment, not to establish a relationship with the Company or Employer. (c) For purposes of this Paragraph 3, “officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 3 shall be inapplicable following a Change in Control. 4. Notice Period Upon Resignation. (a) This Paragraph 4 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined at the time you deliver such notice, as follows: (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. (c) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph 4, and give immediate effect to your resignation and make a payment of basic salary in lieu of any notice due; provided that such action shall not affect your other obligations under this Agreement. (d) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (e) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (g) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (f) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 4, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 5, if applicable, in addition to any other remedies available under law. (g) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 4, your Employer, or the Company, or any of its Subsidiaries may, at any time during the remainder of your Notice Period, release you from your obligations under this

49 Paragraph 4 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Agreement. (h) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 4 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 5. Non-Competition. (a) This Paragraph 5 shall apply to you at all times during your employment with your Employer and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment, and following its termination for the period of time specified in Paragraph 5(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, anywhere in the Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries with respect to which you were involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment. (c) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months

50 6. Definitions – Countries Addendum. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your employment with your Employer. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Restricted Area” means anywhere that your Employer, the Company or any of its Subsidiaries markets its products or services (which you acknowledge specifically includes the entire world), or with respect to the portion of the Non-Compete Period that follows termination of your employment, anywhere in which you provided services or had a material presence or influence on behalf of your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination. (e) “Restricted Capacity” means any capacity, or with respect to the portion of the Non- Compete Period that follows termination of your employment, any capacity that is the same or similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination and/or involves any services that you provided to your Employer, the Company or any of its Subsidiaries at any time within such two (2) year period. (f) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (g) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 7. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 5 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company

51 with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. 8. Survival. The obligations in this Agreement that are meant to survive termination of this Agreement shall survive termination of your employment. * * * * * * *

52 N. IRELAND In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Non-Solicitation. (a) This Paragraph 1 shall apply to you at any time that you hold the title of Vice President or higher and for a further period after termination of your employment as provided under this Paragraph 1. (b) You agree that during your employment and for a period of twelve (12) months, reduced for any period of garden leave as defined below, from the date your employment terminates for any reason you will not anywhere within the island of Ireland or the United Kingdom, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who at the date your employment terminates or within the preceding twelve (12) months was an Officer of the Company or any of its Subsidiaries with whom you worked with, or had managerial responsibility for at any time during the preceding twelve (12) months (or in relation to whom, as at the date of termination of your employment, you possessed a material amount of Confidential Information) (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (d) “Officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 1 shall be inapplicable following a Change in Control. 2. Notice Period Upon Resignation. (a) In order to permit your Employer, the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any

53 reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows (except if you are subject to a longer notice period under an employment agreement, then that notice period shall apply): (i) If you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance written notice; (ii) If you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance written notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) If you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your employment (whether such obligation is contained in your contract of employment or any other agreement to which you are a party). (b) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence otherwise known as “garden leave” and relieve you of some or all of your duties and responsibilities and require you to cease attending your place of work and/or to cease contact with the Employer’s employees and customers. During any period of garden leave, you will remain subject to the provisions of this agreement and to your obligation of fidelity to your Employer, the Company and its Subsidiaries. Except as provided otherwise in Paragraph 2(d) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or, subject to applicable law, to accrue any paid vacation time. (c) You agree that should you fail to provide advance written notice of your resignation as required in this Paragraph 2, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, in addition to any other remedies available under law. (d) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph 2, and give immediate effect to your resignation and make a payment of basic salary in lieu of any notice due; provided that such action shall not affect your other obligations under this Agreement. 3. Non-Competition. (a) This Paragraph 3 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney/lawyer before accepting this Award.

54 (b) During your employment and following its termination for the period of time specified in Paragraph 3(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the business of your Employer, the Company or any of its Subsidiaries within the island of Ireland or the United Kingdom, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries, with respect to which you were materially involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment or the commencement of garden leave, whichever is earlier. Specifically, but without limiting the foregoing, you agree not to engage in any manner in any activity, during the Non-Compete Period, within the island of Ireland or the United Kingdom, that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your employment with respect to which you were materially involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment or the commencement of garden leave, whichever is earlier, and further agree not to work or provide services, in a role that is of the same, similar or greater seniority, status and remuneration as your role with the Company, as determined on the basis of the prevailing industry norm for a role commensurate with any such role, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your employment in relation to which you were materially involved at any time during your employment or with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of termination of your employment, or the commencement of garden leave, whichever is earlier. The foregoing, however, shall not prevent your passive ownership of up to three percent (3%) of any class of securities quoted or dealt in on a recognised investment exchange and up to ten percent (10%) of any class of securities not so quoted or dealt. (c) The Non-Compete Period will continue (such period to be reduced by the duration of the garden leave period as defined in Paragraph 2 above) after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for: You were an Executive Vice President or higher Six (6) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment

55 If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months 4. Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the two (2)-year period prior to the date of termination of your employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 5. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 3 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

56 O. ITALY In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Acknowledgments. By accepting this Award, you expressly acknowledge that you have received a copy of the Plan, reviewed the Plan and the Agreement, including this Countries Addendum, in their entirety and fully understand and accept all provisions of the Plan, the Agreement and this Countries Addendum. In addition, you further acknowledge that you have read and specifically and expressly approve the following Sections of the Agreement and this Countries Addendum: Payment and Tax Withholding (Section 17), Employee Rights (Section 18), Non-Transferability, Etc. (Section 19), Miscellaneous (Section 21) and Application of Local Law and Countries Addendum (Section 22). 2. Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. 3. Non-Solicitation. (a) This Paragraph 3 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) For purposes of this Paragraph 3, “officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 3 shall be inapplicable following a Change in Control.

57 4. Notice Period Upon Resignation. (a) This Paragraph 4 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period (including any relevant provisions in a collective agreement applicable to your employment), that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined at the time you deliver such notice, as follows: (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 4, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 5, if applicable, in addition to any other remedies available under law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 4, your Employer, or the Company, or any of its Subsidiaries may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 4 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Agreement. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 4 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 5. Non-Competition. (a) This Paragraph 5 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You

58 should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment, and following its termination for the period of time specified in Paragraph 5(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, anywhere in the Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries with respect to which you were involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment. (c) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non- Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non- Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months 6. Definitions – Countries Addendum. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends.

59 (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Restricted Area” means anywhere that your Employer, the Company or any of its Subsidiaries markets its products or services, or with respect to the portion of the Non-Compete Period that follows termination of your employment, anywhere in which you provided services or had a material presence or influence on behalf of your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination. (e) “Restricted Capacity” means any capacity, or with respect to the portion of the Non- Compete Period that follows termination of your employment, any capacity that is the same or similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination and/or involves any services that you provided to your Employer, the Company or any of its Subsidiaries at any time within such two (2) year period. (f) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (g) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 7. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 5 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

60 P. JAPAN Foreign Asset/Account Reporting Information. You will be required to report details of any assets held outside Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000. This report is due by March 15 each year. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. * * * * * * *

61 Q. KUWAIT Securities Law Notice. The Plan does not constitute the marketing or offering of securities in Kuwait pursuant to Law No. 7 of 2010 (establishing the Capital Markets Authority) and its implementing regulations. Offerings under the Plan are being made only to eligible employees of the Employer, the Company, or any Subsidiary or Affiliate. * * * * * * *

62 R. LUXEMBOURG In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Non-Solicitation. (a) This Paragraph 1 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. 2. Notice Period Upon Resignation. (a) This Paragraph 2 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined at the time you deliver such notice, as follows: (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice;

63 (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 2, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 3, if applicable, in addition to any other remedies available under applicable law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 2, your Employer, or the Company, or any of its Subsidiaries may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 2 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Agreement. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 2 shall not apply in the event you terminate your Employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 3. Non-Competition. (a) This Paragraph 3 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment you will not, directly or indirectly, whether as owner, partner, investor, consultant, agent, co-venturer or otherwise, compete with your Employer, the Company or any of its Subsidiaries in any geographic area in which it or they do business, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries. Specifically, but without limiting the foregoing, you agree not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your employment and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business

64 that is competitive with the business of your Employer, the Company or any of its Subsidiaries for which you have provided services, as conducted or in planning during your employment. The foregoing, however, shall not prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. (c) For the period of time specified in Paragraph 3(d) below after you leave the company (the “Non-Compete Period”), whatever the reason, you will not, directly or indirectly, as a self-employed person whether as owner, co-venturer or otherwise, compete with your Employer, the Company or any of its Subsidiaries in any geographic area in which it or they do business, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries, this area being in any case limited to the Grand-Duchy of Luxembourg. Specifically, but without limiting the foregoing, you agree not to engage in any manner as a self-employed person in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your employment. The foregoing, however, shall not prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. (d) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months 4. Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had,

65 substantive and recurring personal contact during your employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 5. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 3 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

66 S. MEXICO 1. Acknowledgement of the Agreement. In accepting the Award granted hereunder, you acknowledge that you have received a copy of the Plan, have reviewed the Plan and this Agreement in their entirety and fully understand and accept all provisions of the Plan and this Agreement. You further acknowledge that you have read and specifically and expressly approve the terms and conditions of Section 21 of this Agreement, in which the following is clearly described and established: (a) Your participation in the Plan does not constitute an acquired right. (b) The Plan and your participation in the Plan are offered by the Company on a wholly discretionary basis. (c) Your participation in the Plan is voluntary. 2. Labor Law Acknowledgement and Policy Statement. In accepting any Award granted hereunder, you expressly recognize that the Company, with registered offices at One Congress Street, Boston, MA 02114, USA, is solely responsible for the administration of the Plan and that your participation in the Plan do not constitute an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole Employer is a Mexican legal entity that employs you (“State Street-Mexico”). Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and the Employer, State Street- Mexico, and do not form part of the employment conditions and/or benefits provided by State Street-Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment. You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation in the Plan at any time without any liability to you. Finally, you hereby declare that you do not reserve to yourself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, its Subsidiaries, shareholders, officers, agents or legal representatives with respect to any claim that may arise. Spanish Translation 1. Reconocimiento del Otorgamiento. Al aceptar cualquier Otorgamiento bajo de este documento, usted reconoce que ha recibido una copia del Plan, que ha revisado el Plan y el Acuerdo en su totalidad, además y que comprende y está de acuerdo con todas las disposiciones del Plan y del Acuerdo. Asimismo, usted reconoce que ha leído y manifiesta específicamente y expresamente que aprueba de los términos y las condiciones establecidos en la Sección 21 del Acuerdo, en los que se establece y describe claramente que: (a) Su participación en el Plan no constituye un derecho adquirido. (b) El Plan y su participación en el mismo son ofrecidos por la Compañía de forma completamente discrecional. (c) Su participación en el Plan es voluntaria. 2. Reconocimiento de la Ley Laboral y Declaración de Política. Al aceptar cualquier Otorgamiento bajo este documento, usted reconoce expresamente que la Compañía, con

67 oficinas registradas y localizadas en One Congress Street, Boston, MA 02114, USA, es la única responsable por la administración del Plan y que su participación en el mismo no constituyen de ninguna manera una relación laboral entre usted y la Compañía, debido a que su participación en el Plan es únicamente una relación comercial y su único Empleador es una empresa Mexicana (“State Street-México”). Derivado de lo anterior, usted reconoce expresamente que el Plan y los beneficios a su favor que pudieran derivar de la participación en el mismo no establecen ningún derecho entre usted y el Empleador, State Street-México, y no forman parte de las condiciones laborales y/o los beneficios otorgados por State Street-México, y cualquier modificación del Plan o la terminación del mismo no constituirá un cambio o desmejora de los términos y las condiciones de su trabajo. Asimismo, usted entiende que su participación en el Plan se ha resultado de la decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o descontinuar su participación en el Plan en cualquier momento y sin ninguna responsabilidad para usted. Finalmente, usted manifiesta que no se reserva ninguna acción o derecho que origine una demanda en contra de la Compañía por cualquier compensación o daños y perjuicios en relación con cualquier disposición del Plan o de los beneficios derivados del mismo, y en consecuencia usted exime amplia y completamente a la Compañía de toda responsabilidad, como así también a sus Filiales, accionistas, directores, agentes o representantes legales con respecto a cualquier demanda que pudiera surgir. * * * * * * *

68 T. NETHERLANDS Waiver of Termination Rights. As a condition to the grant of this Award, you hereby waive any and all rights to compensation or damages as a result of the termination of employment with the Company and the Subsidiary that employs you in the Netherlands for any reason whatsoever, insofar as those rights result or may result from (a) the loss or diminution in value of such rights or entitlements under the Plan, or (b) your ceasing to have rights under, or ceasing to be entitled to any awards under the Plan as a result of such termination. * * * * * * *

69 U. POLAND Kopię tej Umowy w języku polskim może Pan/Pani otrzymać wchodząc na Stronę. In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following your termination from employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Foreign Asset/Account Reporting Information. Polish residents maintaining accounts abroad are obligated to file quarterly reports with the National Bank of Poland incorporating information on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds PLN 7,000,000. You should consult with your personal advisor(s) regarding any personal foreign asset/foreign account tax obligations you may have in connection with your participation in the Plan. 2. Confidentiality. The following shall replace Section 7 of the Agreement: (a) You acknowledge that you have access to Confidential Information which is not generally known or made available to the general public and that such Confidential Information is the property of the Company, its Subsidiaries or its or their licensors, suppliers or customers. Subject to Section 0, below, you agree specifically as follows, in each case during your employment or up until to ten (10) years following the termination thereof: (i) You will preserve as confidential all Confidential Information, and will not use it for your own benefit or for the benefit of others; this includes that you will not use the knowledge of activities or positions in clients’ securities portfolio accounts or cash accounts for your own personal gain or for the gain of others. (ii) You will not disclose, divulge, or communicate Confidential Information to any unauthorized person, business or corporation during or within ten (10) years after the termination of your employment with the Company and its Subsidiaries. You will use your best efforts and exercise due diligence to protect, to not disclose and to keep as confidential all Confidential Information. (iii) You will not transmit Confidential Information outside of State Street’s electronic systems except as required for the proper performance of your duties to State Street. (iv) You will not initiate or facilitate any unauthorized attempts to intercept data in transmission or attempt entry into data systems or files. You will not intentionally affect the integrity of any data or systems of the Company or any of its Subsidiaries through the introduction of unauthorized code or data, or through unauthorized deletion or addition. You will abide by all applicable policies concerning the protection of data at State Street. (v) Upon the earlier of request or termination of employment, you agree to return to the Company or the relevant Subsidiaries, or if so directed by the Company or the relevant Subsidiaries, destroy any and all copies of materials in your possession containing Confidential Information.

70 (b) The terms of this Agreement do not apply to any information which is previously known to you without an obligation of confidence or without breach of this Agreement, is publicly disclosed (other than by a violation by you of the terms of this Agreement) either prior to or subsequent to your receipt of such information, or is rightfully received by you from a third party without obligation of confidence and other than in relation to your employment with the Company or any of its Subsidiaries. (c) In any event of breach of the obligation referred to in this Section 7 following termination of employment, you shall be liable to pay the contractual penalty corresponding to a twenty-five percent (25%) of remuneration received during the twelve (12) calendar months preceding termination of employment. The preceding provision shall not affect any other claims of the Employer resulting from the relevant breach. You shall be obliged to pay this contractual penalty within the non-extendible period of thirty (30) days of the breach. (d) For the avoidance of any doubt, the Parties agree that the contractual penalty shall be paid notwithstanding any damage demonstrated and suffered by your Employer as a result of your breach of the obligation determined in this Section 7. (e) The provisions of section (c) do not limit your Employer's right to claim damages exceeding the amount of the above contractual penalty on the basis of the general principles of the Civil Code. (f) The Company recognizes that certain disclosures of Confidential Information to appropriate government authorities or other designated persons are protected by “whistleblower” and other laws. Nothing in this Agreement is intended to or should be understood or construed to prohibit or otherwise discourage such disclosures. State Street will not tolerate any discipline or other retaliation against employees who properly make such legally-protected disclosures. (g) For purposes of this Agreement, “Confidential Information” includes but is not limited to all trade secrets, trade knowledge, systems, software, code, data documentation, files, formulas, processes, programs, training aids, printed materials, methods, books, records, client files, policies and procedures, client and prospect lists, employee data and other information relating to the operations of the Company or any of its Subsidiaries and to its or any of their customers, and any and all discoveries, inventions or improvements thereof made or conceived by you or others for the Company or any of its Subsidiaries whether or not patented or copyrighted, as well as cash and securities account transactions and position records of clients, regardless of whether such information is stamped “confidential.” 3. Assignment and Disclosure. The following shall replace Section 8 of the Agreement: (a) You acknowledge that, by reason of being employed by your Employer, to the extent permitted by law, all works, deliverables, products, methodologies and other work product conceived, created and/or reduced to practice by you, individually or jointly with others, during the period of your employment by your Employer and relating to the Company or any of its Subsidiaries or demonstrably anticipated business, products, activities, research or development of the Company or any of its Subsidiaries or resulting from any work performed by you for the Company or any of its Subsidiaries, including, without limitation, any track record with which you may be associated as an investment manager or fund manager (collectively, “Work Product”), that consists of copyrightable subject matter shall be subject to provisions of Art. 12(1) of the Act of February 4th, 1994 on Copyright and Related Rights (hereinafter referred to as: "Copyright Act"), and such copyrights are therefore owned, upon creation, exclusively by State Street legal entity that is your Employer. In particular, your Employer shall own the entirety of economic copyright to the Work Product, which encompasses all the areas of the Work Product's use ("fields of exploitation") listed in Art. 50 and 74 of the Copyright Act, i.e.:

71 (i) the rights of fixation and reproduction (permanently or temporarily) by any and all means; (ii) the rights of distribution, introduction into computer memory, introduction to trading, letting for use or rental of the original or copies; (iii) the rights of public performance, exhibition, screening, broadcasting as well as retransmission; (iv) the rights of making the Work Product available to the public in such a manner that anyone could access it at the place and time chosen by them, in particular over the Internet; (v) the right to introduce changes, amendments and modifications to the Works, to reprocess, translate, adapt or freely develop the Work Product at your Employer's discretion, including to introduce changes that are not necessary, or are not technically or functionally required. Your Employer shall have an exclusive right to authorize others the exercise of derivative rights to the Work Product, referred to in Art. 46 of the Copyright Act. (b) To the extent the foregoing rule does not apply and to the extent permitted by law, you hereby assign and agree to assign, for no additional consideration, all of your rights, title and interest in any Work Product and any intellectual property rights therein to your Employer. The assignment shall take effect upon the creation of the Work Product with respect to all fields of exploitation of the Work Product listed in the preceding paragraph and to the extent described therein. (c) You hereby undertake not to exercise any and all artist’s or moral rights (including without limitation, all rights of integrity and attribution) you may have pursuant to the Copyright Act in respect of any Work Product and all similar rights thereto. You will not pursue any ownership or other interest in such Work Product, including, without limitation, any intellectual property rights. (d) Should new areas of exploitation arise in the future, which are unknown as of the moment of entering into this Agreement, you undertake to transfer without delay, on request by the Company or your Employer, all rights to the Work Product with regard to such new area(s) of exploitation, without any additional consideration. (e) Should an effective transfer of rights to or under the Work Products require entering into an additional agreement, you shall be obliged to enter into such an agreement promptly after receiving such a request from the Company or your Employer and to transfer by means of the agreement to your Employer, without any additional consideration, all rights to and arising out of the Work within the scope provided to in the above paragraphs. (f) For avoidance of doubt, you agree that your Employer will not be obliged to distribute the Work, thus Art. 12(2) of the Copyright Act shall not apply. (g) You will disclose promptly and in writing to your Employer all Work Product, whether or not patentable or copyrightable. You agree to reasonably cooperate with your Employer: (i) to transfer to your Employer the Work Product and any intellectual property rights therein; (ii) to obtain or perfect such right;

72 (iii) to execute all papers, at State Street’s or your Employer's expense, that State Street or your Employer shall deem necessary to apply for and obtain domestic and foreign patents, copyright and other registrations; and (iv) to protect and enforce State Street’s or your Employer's interest in them. (h) These obligations shall continue beyond the period of your employment with respect to inventions or creations conceived or made by you during the period of your employment. 4. Non-Solicitation. (a) This Paragraph 4 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) In any event of breach of the obligation referred to in this Paragraph 4 following termination of employment, you shall be liable to pay the contractual penalty corresponding to a twenty-five percent (25%) of remuneration received during the twelve (12) calendar months preceding termination of employment. The preceding provision shall not affect any other claims of the Employer resulting from the relevant breach. You shall be obliged to pay this contractual penalty within the non-extendible period of thirty (30) days of the breach. (d) For the avoidance of any doubt, the Parties agree that the contractual penalty shall be paid notwithstanding any damage demonstrated and suffered by your Employer as a result of your breach of the obligation determined in this Paragraph 4. (e) The provisions of Paragraph 4(c) do not limit your Employer's right to claim damages exceeding the amount of the above contractual penalty on the basis of the general principles of the Civil Code. (f) For purposes of this Paragraph 4, “officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 4 shall be inapplicable following a Change in Control. 5. Notice Period Upon Resignation. (a) This Paragraph 5 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you shall

73 give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined, as follows: (i) if you are a member of the Executive Committee, you will give six (6) months’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give three (3) months’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give two (2) months’ advance notice; unless duration of your employment exceeds three (3) years, in which case you will give three (3) months' advance notice, and (iv) if you are a Managing Director or Vice President, you will give one (1) month advance notice, unless duration of your employment exceeds three (3) years, in which case you will give three (3) months' advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (e) If you have sixty (60) or fewer days remaining in your required Notice Period under this Paragraph 5, your Employer upon written mutual agreement concluded with you may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 5 and, your employment may terminate with an immediate effect; provided that such action shall not affect your other obligations under this Agreement. (f) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 5 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 6. Non-Competition. (a) This Paragraph 6 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment, and following its termination for the period of time specified in Paragraph 6(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, anywhere in the Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries with respect to which you were involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment.

74 (c) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non- Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non- Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months (d) You shall be entitled to compensation for observing the Non-Competition clause after termination of Employment in the amount of twenty-five percent (25%) of your remuneration received during period preceding the date of termination of your Employment, corresponding to the duration of Non-Competition clause. (e) If you breach the obligation referred to in this Paragraph 6 following termination of employment, your Employer shall not be obliged to pay the remaining compensation referred to in Paragraph 6(d) above and you shall pay, a contractual penalty to your Employer in the amount corresponding to the amount of the total compensation due to you under this Non-Competition clause binding after termination of employment. (f) You shall be obliged to pay the above contractual penalty within the non-extendible period of thirty (30) days of the infringement of the Non-Competition clause binding after termination of employment. (g) For the avoidance of any doubt, the Parties agree that the contractual penalty shall be paid notwithstanding any damage demonstrated and suffered by your Employer as a result of your breach of the obligation determined in this Paragraph 6 following termination of your employment. (h) The provisions of Paragraph 6(d) do not limit the right of your Employer to claim damages exceeding the amount of the above contractual penalty on the basis of the general principles of the Civil Code.

75 (i) Following the termination of your employment, your Employer is entitled to terminate the Non-Competition clause without notice, to the extent the clause refers to the non- competition ban effective after the termination of employment, in particular but not limited to: (i) if the circumstances justifying such a restriction cease to exist, (ii) your Employer adopts a resolution on opening a liquidation proceedings, or (iii) your Employer materially changes its scope of activities. If so, the Company is no longer obliged to pay compensation set out in Paragraph 6(d) above. (j) The Parties expressly confirm that the termination of this clause on the Non- Competition ban binding after termination of employment in accordance with the abovementioned provisions shall result in the expiry of the Parties' rights and duties thereunder, in particular, in the expiry of your obligation not to conduct competitive activity after termination of employment and the expiry of your Employer's obligation to pay the compensation referred to in Paragraph 6(d) above. 7. Definitions – Countries Addendum. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Restricted Area” means anywhere that your Employer, the Company or any of its Subsidiaries markets its products or services (which you acknowledge specifically includes the entire world), or with respect to the portion of the Non-Compete Period that follows termination of your employment, anywhere in which you provided services or had a material presence or influence on behalf of your Employer, the Company or any of its Subsidiaries at any time within the two (2)-year period immediately preceding such termination. (e) “Restricted Capacity” means any capacity, or with respect to the portion of the Non- Compete Period that follows termination of your employment, any capacity that is the same or similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the two (2)-year period immediately preceding such termination and/or involves any services that you provided to your Employer, the Company or any of its Subsidiaries at any time within such two (2)-year period. (f) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or

76 (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (g) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 8. Enforcement. The following shall replace Section 11 of the Agreement: You acknowledge and agree that the promises contained in this Agreement are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their Confidential Information, trade secrets and goodwill, and are material and integral to the undertakings of the Company under this Award. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such promises in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled, apart from contractual penalties established in this Agreement, to claim damages on the basis of the general principles of the Civil Code. Should the Company determine that any portion of this Award are to be forfeited on account of your breach of the provisions of this Agreement, any unvested portion of your Award will cease to vest upon such determination. 9. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 6 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

77 V. SAUDI ARABIA 1. Confidentiality. The following shall replace Section 71(a)(ii) of the Agreement: (ii) You will not disclose, divulge, or communicate Confidential Information to any unauthorized person, business or corporation during or for at least ten (10) years after the termination of your employment with the Company and its Subsidiaries. You will use your best efforts and exercise due diligence to protect, to not disclose and to keep as confidential all Confidential Information. * * * * * * *

78 W. SINGAPORE In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Non-Solicitation. (a) This Paragraph 1 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of twelve (12) months from the date your employment terminates for any reason, you will not, without the prior written consent of the Company or your Employer, alone or together with other persons, on your own account or in partnership or conjunction with, through or on behalf of any agents, affiliates, intermediaries, joint ventures or alliances: (i) canvass or solicit, directly or indirectly (other than through a general solicitation that is not specifically directed to non-officers of the Company or any of its Subsidiaries) in the Restricted Area (as defined in Paragraph 3), the employment or engagement of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment or engagement of, or otherwise induce or seek to induce the resignation of, any person who then or within the preceding twelve (12) months of the resignation, was an officer or office-holder of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); (ii) induce or seek to induce any officer or officeholder to be interested directly or indirectly in any Restricted Business (as defined in Paragraph 3) within the Restricted Area (as defined in Paragraph 3), whether or not such person would thereby commit any breach of his contract of service or employment; or (iii) canvass, entice away, or engage in the Solicitation of the Restricted Business (as defined in Paragraph 3) in the Restricted Area (as defined in Paragraph 3), of any Client in the Restricted Area (as defined in Paragraph 3), or any Client whom you have personally or directly dealt with in the twelve (12) months preceding the termination of your employment (or if the period of the employment is less than twelve (12) months, then this reduced period) on behalf of any Person. (c) For purposes of this Paragraph 1, “officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 1 shall be inapplicable following a Change in Control. 2. Notice Period Upon Resignation. (a) This Paragraph 2 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree

79 to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined at the time you deliver such notice, as follows: (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 2, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 3, if applicable, in addition to any other remedies available under law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 2, your Employer, or the Company, or any of its Subsidiaries may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 2 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Agreement. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 2 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 3. Non-Competition. (a) This Paragraph 3 shall apply to you at all times during your employment and will continue to apply, where applicable, for the period of time as specified in Paragraph 3(c) below following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment, and following its termination for the applicable period of time as specified in Paragraph 3(c) below(the entire period, including both during employment and after employment, if any, the (“Non-Compete Period”), you will not, during your employment, without the prior written consent of the Company or your Employer, alone or together with other persons, on your own account or in partnership or conjunction with, through or on behalf of any

80 agents, affiliates, intermediaries, joint ventures or alliances, anywhere in the Restricted Area, for yourself or any other Person, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services of a like or similar kind to any products or services of your Employer, Company or any of its Subsidiaries within the Restricted Area which you were involved at any time during your employment. During the portion of the Non-Compete Period that follows from the termination of your employment, your non-competition obligations in this Paragraph 3 shall extend to any products or services of your Employer, the Company or any of its Subsidiaries within the Restricted Area which you were involved in twelve (12) months preceding the date of the termination of your employment, including without limitation: (i) being engaged, employed or retained by (whether as an employee, manager, director, contractor, subcontractor, or consultant to, for or with) or otherwise be interested directly or indirectly (whether as owner in, leasing to, supplying equipment or materials, operating or extending credit to) in any Restricted Business within the Restricted Area that would result in competition with the business of the Employer, Company or any of its Subsidiaries; (ii) serving as a director on the board of any unrelated or third-party company engaged in Restricted Business in the Restricted Area; (iii) being interested in any project or proposal for the acquisition or development of or investment in: (A) any business or asset in which your Employer, the Company or any of its Subsidiaries was during your employment considering to acquire, turn to account, develop or invest, unless: (1) your employment with the Employer has already ceased or terminated; and (2) the relevant entity had decided against such acquisition, turn to account, development or investment in, such business or asset, or (B) any business or asset of your Employer, the Company or any of its Subsidiaries, unless: (1) your employment with the Employer has already ceased or terminated; and (2) such business or asset is offered by the relevant entity for sale to, turning to account or development or investment by third parties, (iv) soliciting or enticing away any customer or supplier of your Employer, the Company or any of its Subsidiaries whom you have personally or directly dealt with in the twelve (12) months preceding the termination of your employment (or if the period of the employment is less than twelve (12) months, then this reduced period). (c) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment.

81 You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months (d) Nothing in this agreement, whether express or implied, prevents you from being a holder for the purpose of investment only of marketable securities of no more than five percent (5%) of the issued shares or debentures of any company or trust whose shares, debentures or units are listed on a recognised stock exchange. (e) “Restricted Business” means any business which is or is likely to be wholly or partly conducted by Employer, the Company or any of its Subsidiaries and is concerned with: (i) the research, development, and marketing of products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries; and provision of any related services (including but not limited to technical and product support, or consultancy or customer services), which are of the same or similar to any products and services provided by Employer, the Company or any of its Subsidiaries PROVIDED ALWAYS that these provisions shall apply only in respect of such products or related services with which you were either personally concerned or for which you were responsible whilst employed by the Employer in the last twelve (12) months of employment (or if the period of the employment is less than twelve (12) months, then this reduced period); or (ii) business of a like or similar kind to (or otherwise any business which is or is likely to be conducted in competition with) any business conducted by the Employer, the Company or any of its Subsidiaries in which you were materially involved at any time in the last twelve (12) months of employment (or if the period of the employment is less than twelve (12) months, then this reduced period). (f) “Restricted Area” means: (i) Singapore, Australia, Japan, India, Hong Kong, China, South Korea, Taiwan, Malaysia, Thailand, and Brunei; and (ii) Such other country in the Asia Pacific region (not included in list of countries above): (A) in relation to which you had conducted, pursued or promoted business, or over which you had retained a responsibility for the same, for and on behalf of your Employer, the Company or any of its Subsidiaries; or

82 (B) in relation to which you have performed duties on behalf of your Employer, the Company or any of its Subsidiaries. provided that this has occurred within the last twelve (12) months of your employment and the activities or responsibilities set out above have not occupied less than five percent (5%) of your working hours during this twelve (12)-month period (or if the period of the employment is less than twelve (12) months, then this reduced period). (g) “Restricted Capacity” means any capacity during your employment, or with respect to the portion of the Non-Compete Period that follows from the termination of your employment, any capacity that is the same or similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the twelve (12)-month period immediately preceding such termination and/or involves any services that you have provided to your Employer, the Company or any of its Subsidiaries at any time within such twelve (12)-month period. (h) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 4. Definitions – Countries Addendum. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had personal contact during your employment with your Employer, the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the termination of your employment. (b) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (c) “Solicitation of Business” means the attempt through contact by you or by any other Person with your assistance or direction, whether direct or indirect, to induce or seek to induce a Client to: (i) transfer the Client’s business from your Employer, the Company or any of its Subsidiaries to any other Person; (ii) cease or curtail the Client’s business with your Employer, the Company or any of its Subsidiaries; or (iii) divert a business opportunity from your Employer, the Company or any of its Subsidiaries to any other Person. 5. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 3 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company

83 with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

84 X. SOUTH AFRICA No country-specific provisions. * * * * * * *

85 Y. SOUTH KOREA In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. In addition, your eligibility to participate in the Plan in the future, including any potential future grants of awards under the Plan (or any successor incentive plan of the Company), is subject to and conditioned on your compliance with the terms and conditions of this Countries Addendum. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Non-Solicitation. (a) This Paragraph 1 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) For purposes of this Paragraph 1, “officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 1 shall be inapplicable following a Change in Control. 2. Notice Period Upon Resignation. (a) This Paragraph 2 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined at the time you deliver such notice, as follows: (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice;

86 (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 2, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 3, if applicable, in addition to any other remedies available under law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 2, your Employer, or the Company, or any of its Subsidiaries may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 2 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Agreement. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher this Paragraph 2 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 3. Non-Competition. (a) This Paragraph 3 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (b) During your employment, and following its termination for the period of time specified in Paragraph 3(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, anywhere in the Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries with respect to which you were involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment. (c) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances:

87 If at the time of termination: Then the Non- Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non- Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months 4. Definitions – Countries Addendum. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Restricted Area” means anywhere that your Employer, the Company or any of its Subsidiaries markets its products or services (which you acknowledge specifically includes South Korea), or with respect to the portion of the Non-Compete Period that follows termination of your employment, anywhere in which you provided services or had a material presence or influence on behalf of your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination. (e) “Restricted Capacity” means any capacity, or with respect to the portion of the Non- Compete Period that follows termination of your employment, any capacity that is the same or

88 similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination and/or involves any services that you provided to your Employer, the Company or any of its Subsidiaries at any time within such two (2) year period. (f) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (g) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 5. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 3 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

89 Z. SPAIN 1. Nature of Award. By accepting this Award, you acknowledge that you consent to participation in the Plan and have received a copy of the Plan. 2. Foreign Asset/Account Reporting Notification. To the extent that you have bank accounts outside Spain with a value in excess of EUR 50,000 (for each type of asset) as of December 31, you will be required to report information on such assets on your tax return (tax form 720) for such year. After such accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any accounts increases by more than EUR 20,000. The reporting must be completed by the following March 31. * * * * * * *

90 AA. SWITZERLAND No country-specific provisions. * * * * * * *

91 BB. TAIWAN No country-specific provisions. * * * * * * *

92 CC. UNITED ARAB EMIRATES In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Acknowledgments. By accepting this Award, you expressly acknowledge that you have received a copy of the Plan, reviewed the Plan and the Agreement, including this Countries Addendum, in their entirety and fully understand and accept all provisions of the Plan, the Agreement and this Countries Addendum. In addition, you further acknowledge that you have read and specifically and expressly approve the following Sections of the Agreement and this Countries Addendum: Payment and Tax Withholding (Section 17), Employee Rights (Section 18), Non-Transferability, Etc. (Section 19), Miscellaneous (Section 21) and Application of Local Law and Countries Addendum (Section 22). 2. Non-Solicitation. (a) This Paragraph 2 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of eighteen (18) months from the date your employment terminates for any reason, you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. 3. Notice Period Upon Resignation. (a) This Paragraph 3 shall apply to you at any time that you hold the title of Vice President or higher. If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit your Employer, the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows:

93 (i) if you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (ii) if you are an Executive Vice President (but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (iii) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (iv) if you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your employment (whether such obligation is contained in your contract of employment or any other agreement to which you are a party). (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (f) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits (although you may not be eligible for any new incentive compensation awards or, subject to applicable law, to accrue any paid vacation time), and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 3, your Employer or the Company shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 3, if applicable, in addition to any other remedies available under law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 3, your Employer or the Company may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 3 and give immediate effect to your resignation; provided, that such action shall not affect your other obligations under this Agreement. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President or higher, this Paragraph 3 shall not apply in the event you terminate your employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 4. Non-Competition. (a) This Paragraph 4 shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award.

94 (b) During your employment, and following its termination for the period of time specified in Paragraph 4(c) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, anywhere in the Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted Capacity, engage in, provide services to, consult for, or be employed by a business that provides products or services competitive with any products or services of your Employer, the Company or any of its Subsidiaries with respect to which you were involved at any time during your employment or, with respect to the portion of the Non-Compete Period that follows termination of your employment, within the two (2) years preceding the date of the termination of your employment. (c) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non- Compete Period will continue for: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non- Compete Period will continue for: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months 5. Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a prospective, present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your employment with your Employer. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (b) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile.

95 (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Restricted Area” means anywhere that your Employer, the Company or any of its Subsidiaries markets its products or services (which you acknowledge specifically includes the entire world), or with respect to the portion of the Non-Compete Period that follows termination of your employment, anywhere in which you provided services or had a material presence or influence on behalf of your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination. (e) “Restricted Capacity” means any capacity, or with respect to the portion of the Non- Compete Period that follows termination of your employment, any capacity that is the same or similar to the capacity in which you were employed by your Employer, the Company or any of its Subsidiaries at any time within the two (2) year period immediately preceding such termination and/or involves any services that you provided to your Employer, the Company or any of its Subsidiaries at any time within such two (2) year period. (f) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity. (g) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 6. Notification Requirement. If at the time your employment terminates you are employed by State Street then for forty-five (45) days after the period of restriction under Paragraph 4 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. * * * * * * *

96 DD. UNITED KINGDOM In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including following the termination of your employment with your Employer. Failure to comply with the terms and conditions of this Countries Addendum may result in the sole determination of the Company to forfeit any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided. 1. Income Tax and Social Insurance Contribution Withholding. Without limitation to Section 17 of the Agreement, you hereby agree that you are liable for any or all income tax, national insurance, payroll tax, fringe benefits tax, or payment on account of other tax-related withholding (“Tax-Related Items”), and hereby consent to pay all such Tax-Related Items, as and when requested by the Company and or your Employer (if different) or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also hereby agree to indemnify and keep indemnified the Company and your Employer (if different) against any Tax- Related Items that they are required to pay or withhold on your behalf or have paid or will pay to HMRC (or any other tax authority or any other relevant authority). Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any income tax not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs as it may be considered to be a loan and therefore, it may constitute a benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You understand that you will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or your Employer (as appropriate) the amount of any NICs due on this additional benefit, which may also be recovered from you by any of the means referred to in Section 17 of the Agreement. 2. Exclusion of Claim. You acknowledge and agree that you will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from your ceasing to have rights under or to be entitled to the Award, whether or not as a result of such termination, (whether such termination is in breach of contract or otherwise), or from the loss or diminution in value of the Award. Upon the grant of your Award, you shall be deemed irrevocably to have waived any such entitlement. 3. Non-Solicitation. (a) This Paragraph 3 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that during your employment and for a period of twelve (12) months from the date your employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly, the employment of, (ii) hire or employ, (iii) recruit, or

97 (iv) in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an Officer of the Company or any of its Subsidiaries with whom you had material dealings or in respect of whom you have obtained Confidential Information about their skills, role, responsibilities, expertise or other Confidential Information or material non-public information relevant to their potential recruitment or engagement, in each case at any time during the Relevant Period (excluding, in each case, any such officer whose employment was involuntarily terminated); or (v) engage in the Solicitation of Business from any Client on behalf of any Person or entity other than the Company or any of its Subsidiaries. (c) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other Person. (d) “Officer” shall include any person holding a position title of Assistant Vice President or higher. Notwithstanding the foregoing, this Paragraph 3 shall be inapplicable following a Change in Control. 4. Notice and Non-Compete. (a) Notice Period Upon Resignation. (i) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows: (A) If you are a member of the Executive Committee, you will give one hundred eighty (180) days’ advance notice; (B) If you are an Executive Vice President but not a member of the Executive Committee), you will give ninety (90) days’ advance notice; (C) If you are a Senior Vice President or Senior Managing Director, you will give sixty (60) days’ advance notice; and (D) If you are a Managing Director or Vice President, you will give thirty (30) days’ advance notice. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your employment (whether such obligation is contained in your contract of employment or any other agreement to which you are a party). (ii) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to

98 assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence (the "Garden Leave Period") and relieve you of some or all of your duties and responsibilities. During the Garden Leave Period your Employer or the Company may (1) require you not to attend your normal place of work or any specific premises of the Employer, the Company or any of its Subsidiaries; (2) appoint another person or persons to carry out some or all of your duties; (3) require you to carry out alternative duties or to only perform such specific duties as are expressly assigned to you, at such location (including your home) as the Company may decide; (4) require you to ensure that your manager knows where you will be and how you can be contacted during each working day (except during any periods taken as holiday in the usual way); (5) require you not to communicate with any customers, suppliers, employees or officers of the Employer, the Company or any of its Subsidiaries; and/or (6) terminate your access to any of the IT systems of the Employer, the Company or any of its Subsidiaries. Except as provided otherwise in (iv) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and contractual benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. Without prejudice to the foregoing, you will remain bound by your obligations of good faith, fidelity, confidentiality, any fiduciary duties and all of your express and implied obligations under your contract of employment. Any paid vacation time which has accrued to you at the start of a Garden Leave Period and any holiday entitlement which accrues during the Garden Leave Period will be deemed to be taken by you during that period. (iii) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 4, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 4(b), if applicable, in addition to any other remedies available under law. (iv) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph 4(a) by giving immediate effect to your resignation and making a payment of basic salary in lieu of any notice due; provided that such action shall not affect your other obligations under this Agreement. (b) Non-Competition. (i) This Paragraph 4(b) shall apply to you at all times during your employment and, in certain circumstances, will continue to apply following the termination of your employment. You should review it carefully and may, if you wish, consult with an attorney before accepting this Award. (ii) During your employment and following its termination for the period of time specified in Paragraph 4(b)(iii) below (the entire period, including both during employment and after employment, if any, the “Non-Compete Period”), you will not, without the prior written consent of the Company or your Employer, within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, employee,

99 co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person: (A) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Employer or any Relevant Group Company with which you were materially engaged or involved or for which you were responsible or in relation to which you had access to Confidential Information during the Relevant Period; (B) compete with your Employer or any Relevant Group Company, or undertake any planning for any business competitive with the business of your Employer or any Relevant Group Company with which you were materially engaged or involved or for which you were responsible or in relation to which you had access to Confidential Information during the Relevant Period; (C) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, or any Relevant Group Company as conducted or under consideration and with which you were materially involved or for which you were responsible or in relation to which you had access to Confidential Information during the Relevant Period; or (D) work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer or any Relevant Group Company, as conducted or in planning during the Relevant Period and with which you were materially involved or in relation to which you had access to Confidential Information during the Relevant Period. (iii) The Non-Compete Period will continue after the termination of your employment for any reason under the following circumstances: If at the time of termination: Then the Non-Compete Period will continue for the periods set out below less any period of Garden Leave in accordance with paragraph 4(a)(ii)(a)(ii) above:: You were an Executive Vice President or higher Twelve (12) months You were a Client Executive at any time during the twelve (12) months immediately preceding the termination of your employment. You were a Vice President or higher and your Employer was Charles River Systems or Charles River Development at any time during the twelve (12) months

100 immediately preceding the termination of your employment If none of the above apply, but one of the following was true at any time during the twelve (12) months immediately preceding the termination of your employment: Then the Non-Compete Period will continue for the periods set out below less any period of Garden Leave in accordance with Paragraph 4(a)(ii) above: You were a Managing Director, Senior Managing Director or Senior Vice President working in any of the Specified Job Families Six (6) months You were a Vice President working in any of the Specified Job Families Three (3) months (iv) The period of months referred to in Paragraph 4(b)(iii) above will be reduced by one day for every day during which, at the Employer’s direction, you are on a complete leave of absence pursuant to Paragraph 4(a)(ii)(a)(ii) above. (v) Nothing in this Paragraph 4(b) shall prevent your ownership for investment purposes only of shares or other securities of two percent (2%) or less of the total issued capital of any company whether or not its securities are publicly traded. (c) Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (i) “Client” means a prospective, present or former customer or client of the Employer, the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised, have had substantive and recurring personal contact during the last twelve (12) months of your employment with the Employer, the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Employer, the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your employment with your Employer ends. (ii) “Client Executive” means a Senior Vice President or above who has been assigned the Sales and Service > Account Management designation, as reflected on your MyWorkday Profile. (iii) “Products or Services” means any products or services which are of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by your Employer or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. (iv) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, an estate, a trust and any other entity or organization (whether conducted on its own or as part of a wider entity), other than your Employer, the Company or any of its Subsidiaries. (v) “Relevant Group Company” means the Company and/or any Subsidiaries for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period.

101 (vi) “Relevant Period” means the period of twelve (12) months immediately before the date of termination of your employment, or (where such provision is applied) the date of commencement of any period of complete leave of absence pursuant to Paragraph 4(a)(ii). (vii) “Restricted Territory” means any area or territory: (A) in which you worked during the Relevant Period; and/or (B) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. (viii) “Specified Job Families” are those job families which State Street has identified as having access to confidential and proprietary information, trade secrets, or goodwill that require protection following termination of employment for any reason. Specified Job Families are listed in Appendix B. You can find your Job Family in the State Street human resources information system (in MyWorkday, navigate to View Profile by clicking the cloud icon in the upper right corner of your screen, click View Profile, and then select the Job tab). 5. Notification Requirement. If you receive an offer of employment from, or offer to provide services to, any person, firm, company or other entity (an "Offeror") (whether it is accepted or not) either during your employment or during the period of any of the restrictions contained in this Agreement you will immediately provide to the Offeror details of the substance of the restrictions and notify the Company of the offer and the identity of the Offeror, and will provide such other details as the Company may reasonably request. The obligations in this Paragraph 5 are without prejudice to your obligations of confidentiality and general obligation to immediately disclose any conflict of interest to the Company. Until forty-five (45) days after the period of restriction under Paragraph 4(b) expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Agreement. 6. Interpretation of Business Protections. The following provision shall supplement Section 14 of the Agreement: If any of the restrictions set forth in this Agreement shall be held to be void but would be valid if part of their wording were deleted, such restriction shall apply with such deletion as may be necessary to make it valid or effective. * * * * * * *

102 APPENDIX B SPECIFIED JOB FAMILIES Specified Job Families subject to the Award’s non-competition provisions include “Finance > Investor Relations” and each job family that begins with “Capital Markets”, “Corporate Banking”, “Investment Management,” “Product Management and Development” and “Sales and Service” as reflected on the employee’s MyWorkday Profile. The list below includes all Specified Job Families as of the grant date. If, however, new job families are introduced with the prefixes “Capital Markets”, “Corporate Banking”, “Investment Management,” “Product Management and Development” and/or “Sales and Service” following the Award grant date, those new job families will be considered within the covered Specified Job Families for purposes of this Award’s non- competition provisions. Capital Markets > Alternative Execution Services Capital Markets > Capital Markets BU/ Executive Management Capital Markets > Foreign Exchange Capital Markets > Front Office Trading Services Capital Markets > FX Client Manager Capital Markets > Research Capital Markets Capital Markets > Risk Management Capital Markets Capital Markets > Securities Finance Capital Markets > Securities Trading Capital Markets > Transition Exposure & Currency Management Corporate Banking > Corporate Banking Operations Corporate Banking > Credit Services Finance > Investor Relations Investment Management > Alternatives Portfolio Management Investment Management > Alternatives Research Investment Management > Asset Stewardship Investment Management > Equity Portfolio Management Investment Management > Equity Research Investment Management > Fixed Income Portfolio Management Investment Management > Fixed Income Research Investment Management > Investment Management BU / Executive Management Investment Management > Investment Solutions Portfolio Management Investment Management > Investment Solutions Research Investment Management > Product Specialist / Strategist Investment Management > Quantitative Investments Investment Management > Research Investment Management > Trading Product Management and Development > Product Development Product Management and Development > Product Management Product Management and Development > Product Management and Development BU/ Executive Management Sales and Service > Account Management Sales and Service > Business Development Sales and Service > Client Services Sales and Service > Consultant Relations Sales and Service > Institutional Sales Sales and Service > Intermediary Sales

103 Sales and Service > Internal Sales Sales and Service > Relationship Management Sales and Service > Sales Sales and Service > Sales and Service BU / Executive Management Sales and Service > Sales Support & Effectiveness